COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL ASSET TRUST SERIES 2003-D

Bayview Financial Asset Trust 2003-D

Preliminary Collateral Tables

July 3, 2003

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] MERRILL LYNCH	COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL ASSET TRUST SERIES 2003-D

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities.  The issuer of these securities has not prepared or taken part in the preparation of these materials.  None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission.  The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein.  As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication.  A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk.  Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] MERRILL LYNCH	COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL ASSET TRUST, SERIES 2003-D TOTAL COLLATERAL SUMMARY

Original Principal Balances of the Mortgage Loans
Original	Number of	Aggregate	Percent of	Weighted	Weighted
Principal	Mortgage	Principal	Aggregate	Average	Average	Average	Current
Balances ($)	Loans	Balance	Principal Balance	Coupon	FICO	Balance	LTV
3,800.00 to 49,999.99	1,330	$30,195,882.81	7.19%	8.83%	644	$22,704	67.31%
50,000.00 to 99,999.99	1,251	72,236,772.91	17.20	7.76	651	57,743	71.25
100,000.00 to 149,999.99	590	61,084,616.33	14.54	7.14	653	103,533	72.95
150,000.00 to 199,999.99	275	40,585,433.59	9.66	7.44	668	147,583	71.13
200,000.00 to 249,999.99	233	43,724,553.64	10.41	7.08	682	187,659	70.05
250,000.00 to 299,999.99	151	33,463,543.21	7.97	6.85	678	221,613	66.08
300,000.00 to 349,999.99	93	25,555,235.56	6.08	6.90	696	274,787	63.47
350,000.00 to 399,999.99	60	18,715,215.03	4.46	6.80	715	311,920	61.56
400,000.00 to 449,999.99	56	21,088,891.22	5.02	6.70	703	376,587	70.51
450,000.00 to 499,999.99	30	12,606,528.85	3.00	7.16	699	420,218	66.01
500,000.00 to 549,999.99	26	11,693,401.52	2.78	6.61	716	449,746	59.35
550,000.00 to 599,999.99	14	7,421,717.66	1.77	6.97	693	530,123	75.92
600,000.00 to 649,999.99	18	9,995,280.65	2.38	5.75	738	555,293	68.15
650,000.00 to 699,999.99	10	5,891,063.09	1.40	7.09	716	589,106	72.14
700,000.00 to 749,999.99	2	1,428,471.74	0.34	5.40	709	714,236	66.89
750,000.00 to 799,999.99	5	3,646,880.30	0.87	5.87	729	729,376	73.53
800,000.00 to 849,999.99	5	3,896,785.31	0.93	7.50	711	779,357	72.33
850,000.00 to 899,999.99	2	1,626,500.00	0.39	5.19	759	813,250	75.00
900,000.00 to 949,999.99	1	708,927.06	0.17	4.63	785	708,927	63.02
950,000.00 to 999,999.99	2	1,910,289.13	0.45	7.25	731	955,145	42.71
1,000,000.00 to 1,049,999.99	4	2,729,083.83	0.65	7.09	721	682,271	52.47
1,050,000.00 to 1,099,999.99	1	524,234.18	0.12	5.25	763	524,234	27.59
1,100,000.00 to 1,149,999.99	1	1,110,000.00	0.26	6.25	780	1,110,000	75.00
1,150,000.00 to 1,199,999.99	1	1,050,000.00	0.25	6.16	732	1,050,000	65.63
1,200,000.00 to 1,249,999.99	2	2,041,876.17	0.49	8.17	733	1,020,938	63.83
1,400,000.00 to 1,449,999.80	4	5,083,961.95	1.21	6.01	730	1,270,990	167.82
Total:	4,167	$420,015,145.74	100.00%	7.23%	678	$100,796	70.08%
As of the Cut-off Date, the average Original Principal Balance of the Mortgage Loans is approximately $120,213.

Principal Balances of the Mortgage Loans as of the Cut-off Date
Number of		Aggregate	Percent of	Weighted	Weighted
Principal	Mortgage	Principal	Aggregate	Average	Average	Average	Current
Balances ($)	Loans	Balance	Principal Balance	Coupon	FICO	Balance	LTV
2,563.43 to 49,999.99	1,769	$45,793,684.18	10.90%	8.16%	659	$25,887	60.80%
50,000.00 to 99,999.99	1,095	77,777,432.78	18.52	7.68	654	71,030	71.30
100,000.00 to 149,999.99	484	59,391,917.84	14.14	7.16	659	122,711	72.92
150,000.00 to 199,999.99	273	47,378,618.58	11.28	7.31	675	173,548	69.73
200,000.00 to 249,999.99	181	39,881,983.42	9.50	6.87	676	220,342	70.01
250,000.00 to 299,999.99	108	29,331,076.43	6.98	7.23	681	271,584	68.75
300,000.00 to 349,999.99	71	23,084,366.24	5.50	6.95	704	325,132	63.74
350,000.00 to 399,999.99	49	18,327,773.87	4.36	6.81	684	374,036	66.17
400,000.00 to 449,999.99	38	15,975,837.09	3.80	6.79	721	420,417	71.14
450,000.00 to 499,999.99	29	13,725,734.15	3.27	6.67	698	473,301	68.70
500,000.00 to 549,999.99	13	6,834,408.70	1.63	7.27	727	525,724	61.80
550,000.00 to 599,999.99	16	9,252,946.80	2.20	6.31	706	578,309	76.16
600,000.00 to 649,999.99	8	5,036,242.75	1.20	6.28	731	629,530	77.08
650,000.00 to 699,999.99	8	5,317,131.12	1.27	6.00	724	664,641	62.45
700,000.00 to 749,999.99	8	5,857,999.29	1.39	6.63	739	732,250	71.17
750,000.00 to 799,999.99	3	2,367,265.28	0.56	5.67	737	789,088	66.77
800,000.00 to 849,999.99	3	2,478,389.79	0.59	6.60	717	826,130	69.03
850,000.00 to 899,999.99	2	1,736,713.97	0.41	4.42	739	868,357	68.00
900,000.00 to 949,999.99	1	924,289.13	0.22	8.45	676	924,289	44.44
950,000.00 to 999,999.99	1	986,000.00	0.23	6.13	783	986,000	41.08
1,000,000.00 to 1,049,999.99	1	1,000,000.00	0.24	4.88	681	1,000,000	62.50
1,050,000.00 to 1,099,999.99	1	1,050,000.00	0.25	6.16	732	1,050,000	65.63
1,100,000.00 to 1,149,999.99	1	1,110,000.00	0.26	6.25	780	1,110,000	75.00
1,150,000.00 to 1,199,999.99	1	1,196,836.35	0.28	10.88	668	1,196,836	74.80
1,300,000.00 to 1,349,999.99	1	1,328,278.17	0.32	5.13	674	1,328,278	416.39
1,400,000.00 to 1,449,999.80	2	2,870,219.81	0.68	7.12	752	1,435,110	85.66
Total:	4,167	$420,015,145.74	100.00%	7.23%	678	$100,796	70.08%
As of the Cut-off Date, the average Principal Balance of the Mortgage Loans is approximately $100,796.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] MERRILL LYNCH	COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL ASSET TRUST, SERIES 2003-D TOTAL COLLATERAL SUMMARY

Mortgage Rates of the Mortgage Loans as of the Cut-off Date
			Percent of
	Number of	Aggregate	Aggregate	Weighted	Weighted
Mortgage	Mortgage	Principal	Principal	Average	Average	Average	Current
Rates (%)	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
2.95 to 2.99	1	$210,123.74	0.05%	2.95%	721	$210,124	79.29%
3.00 to 3.99	61	6,006,030.13	1.43	3.79	729	98,460	61.11
4.00 to 4.99	314	38,828,006.62	9.24	4.53	685	123,656	64.96
5.00 to 5.99	532	75,673,037.81	18.02	5.42	691	142,243	74.53
6.00 to 6.99	551	69,884,617.23	16.64	6.42	707	126,832	70.73
7.00 to 7.99	782	93,296,689.29	22.21	7.47	688	119,305	66.50
8.00 to 8.99	803	64,257,991.79	15.30	8.42	668	80,022	70.31
9.00 to 9.99	482	34,137,703.50	8.13	9.41	628	70,825	69.26
10.00 to 10.99	296	21,080,824.97	5.02	10.47	642	71,219	75.99
11.00 to 11.99	208	10,924,772.13	2.60	11.33	616	52,523	77.83
12.00 to 12.99	100	4,401,450.74	1.05	12.31	595	44,015	73.67
13.00 to 13.99	14	619,605.82	0.15	13.57	625	44,258	65.91
14.00 to 14.99	12	422,205.03	0.10	14.43	596	35,184	66.10
15.00 to 15.99	4	120,856.09	0.03	15.54	564	30,214	56.05
16.00 to 16.99	2	33,658.08	0.01	16.53	604	16,829	47.48
17.00 to 17.90	5	117,572.77	0.03	17.30	631	23,515	86.10
Total:	4,167	$420,015,145.74	100.00%	7.23%	678	$100,796	70.08%

As of the Cut-off Date, the weighted average Mortgage Rate of the Mortgage Loans is approximately 7.22% per annum.

Original Loan-to-Value Ratios of the Mortgage Loans
			Percent of
Original	Number of	Aggregate	Aggregate	Weighted	Weighted
Loan-to-Value	Mortgage	Principal	Principal	Average	Average	Average	Current
Ratios (%)	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
Not Available	14	$1,840,688.10	0.44%	6.42%	695	$131,478	77.54%
9.63 to 10.00	2	157,870.00	0.04	8.40	633	78,935	8.31
10.01 to 20.00	9	1,198,273.80	0.29	7.28	710	133,142	15.01
20.01 to 30.00	29	2,828,160.93	0.67	6.94	748	97,523	23.00
30.01 to 40.00	67	7,511,526.38	1.79	7.25	720	112,112	31.66
40.01 to 50.00	139	19,647,483.64	4.68	7.41	699	141,349	42.37
50.01 to 60.00	224	29,899,131.40	7.12	7.53	692	133,478	51.51
60.01 to 70.00	378	45,794,528.99	10.90	7.41	698	121,150	57.89
70.01 to 80.00	1,036	143,879,105.46	34.26	6.96	694	138,879	67.66
80.01 to 90.00	920	77,096,866.62	18.36	7.56	655	83,801	77.69
90.01 to 95.00	551	33,557,206.77	7.99	7.48	642	60,902	82.68
95.01 to 100.00	653	39,513,101.09	9.41	7.17	649	60,510	84.40
100.01 to 105.00	67	4,761,318.57	1.13	6.48	652	71,064	88.03
105.01 to 110.00	26	3,761,577.97	0.90	6.64	686	144,676	88.79
110.01 to 115.00	16	1,809,185.69	0.43	5.19	626	113,074	86.86
115.01 to 120.00	12	1,623,965.02	0.39	5.63	611	135,330	86.49
120.01 to 125.00	11	1,138,702.20	0.27	5.24	645	103,518	102.30
125.01 to 130.00	1	267,154.52	0.06	7.50	556	267,155	83.49
140.01 to 150.00	2	544,429.10	0.13	5.35	719	272,215	105.67
150.01 or greater	10	3,184,869.49	0.76	7.56	684	318,487	275.39
Total:	4,167	$420,015,145.74	100.00%	7.23%	678	$100,796	70.08%

The weighted average Original Loan-to-Value Ratio of the Mortgage Loans with Loan-to-Value Ratios is approximately 79.80%.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] MERRILL LYNCH	COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL ASSET TRUST, SERIES 2003-D TOTAL COLLATERAL SUMMARY

Current Loan-to-Value Ratios of the Mortgage Loans
Current	Number of	Aggregate	Percent of	Weighted	Weighted
Loan-to-Value	Mortgage	Principal	Aggregate	Average	Average	Average	Current
Ratios (%)	Loans	Balance	Principal Balance	Coupon	FICO	Balance	LTV
Not Available	8	$1,299,845.43	0.31%	6.16%	756	$162,481	0.00%
2.51 to 10.00	49	767,032.07	0.18	6.79	711	15,654	7.30
10.01 to 20.00	177	4,593,576.66	1.09	7.24	734	25,952	15.87
20.01 to 30.00	284	11,404,123.97	2.72	7.08	735	40,155	25.56
30.01 to 40.00	328	20,132,108.76	4.79	7.17	702	61,378	35.52
40.01 to 50.00	275	28,799,317.29	6.86	6.84	704	104,725	45.55
50.01 to 60.00	569	57,612,808.67	13.72	7.20	683	101,253	55.55
60.01 to 70.00	654	81,897,152.80	19.50	7.14	689	125,225	65.07
70.01 to 80.00	679	100,037,696.77	23.82	7.01	683	147,331	75.65
80.01 to 90.00	611	61,873,267.73	14.73	7.72	648	101,266	85.90
90.01 to 95.00	336	27,202,560.34	6.48	7.72	620	80,960	92.95
95.01 to 100.00	133	16,407,645.09	3.91	7.23	664	123,366	97.94
100.01 to 105.00	25	2,154,238.42	0.51	7.58	656	86,170	102.88
105.01 to 110.00	15	1,356,346.91	0.32	7.33	651	90,423	106.82
110.01 to 115.00	7	800,994.39	0.19	6.45	656	114,428	112.91
115.01 to 120.00	6	541,601.87	0.13	9.61	612	90,267	117.21
120.01 to 125.00	3	149,172.87	0.04	8.49	606	49,724	122.53
140.01 to 150.00	1	94,417.07	0.02	7.00	783	94,417	143.06
150.01 or greater	7	2,891,238.63	0.69	7.37	695	413,034	293.63
Total:	4,167	$420,015,145.74	100.00%	7.23%	678	$100,796	70.08%

As of the Cut-off Date, the weighted average Current Loan-to-Value Ratio of the Mortgage Loans is approximately 70.08%.

	Number of	Aggregate	Percent of	Weighted	Weighted
	Mortgage	Principal	Aggregate	Average	Average	Average	Current
Delinquency Status	Loans	Balance	Principal Balance	Coupon	FICO	Balance	LTV
0 to 29	4,167	$420,015,145.74	100.00%	7.23%	678	$100,796	70.08%
Total:	4,167	$420,015,145.74	100.00%	7.23%	678	$100,796	70.08%

	Number of	Aggregate	Percent of	Weighted	Weighted
Number of 30-Day	Mortgage	Principal	Aggregate	Average	Average	Average	Current
Delinquencies	Loans	Balance	Principal Balance	Coupon	FICO	Balance	LTV
0	3,122	$329,704,201.91	78.50%	7.11%	698	$105,607	69.49%
1	380	38,861,588.79	9.25	7.45	648	102,267	72.28
2	149	12,478,261.55	2.97	7.56	617	83,747	73.09
3	90	6,570,365.05	1.56	7.80	604	73,004	73.42
4	86	5,766,445.49	1.37	7.42	561	67,052	73.63
5	72	5,883,923.90	1.40	7.87	584	81,721	72.93
6	62	5,534,156.15	1.32	7.84	553	89,261	74.44
7	42	3,510,266.12	0.84	8.18	569	83,578	74.75
8	35	2,348,075.93	0.56	8.04	543	67,088	70.50
9	46	2,921,694.81	0.70	8.07	561	63,515	67.73
10	37	2,740,396.01	0.65	8.28	569	74,065	71.63
11	22	1,844,513.55	0.44	7.13	553	83,842	63.33
12	24	1,851,256.48	0.44	8.22	563	77,136	64.58
Total:	4,167	$420,015,145.74	100.00%	7.23%	678	$100,796	70.08%

	Number of	Aggregate	Percent of	Weighted	Weighted
Number of 60-Day	Mortgage	Principal	Aggregate	Average	Average	Average	Current
Delinquencies	Loans	Balance	Principal Balance	Coupon	FICO	Balance	LTV
0	3,847	$393,599,143.50	93.71%	7.18%	686	$102,313	69.95%
1	130	10,145,133.69	2.42	8.05	582	78,039	74.03
2	76	7,068,115.89	1.68	7.63	574	93,002	69.95
3	46	3,628,840.48	0.86	8.28	550	78,888	73.64
4	23	1,802,976.18	0.43	8.05	549	78,390	68.38
5	26	2,019,346.11	0.48	7.91	560	77,667	71.41
6	11	924,004.59	0.22	7.00	537	84,000	68.79
7	3	230,313.86	0.05	7.68	548	76,771	72.51
8	3	460,123.66	0.11	7.38	531	153,375	65.51
9	2	137,147.78	0.03	9.39	561	68,574	92.21
Total:	4,167	$420,015,145.74	100.00%	7.23%	678	$100,796	70.08%

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] MERRILL LYNCH	COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL ASSET TRUST, SERIES 2003-D TOTAL COLLATERAL SUMMARY

Number of 90-Day Delinquencies of the Mortgage Loans
Percent of
Number of	Aggregate	Aggregate	Weighted	Weighted
Number of 90-Day	Mortgage	Principal	Principal	Average	Average	Average	Current
Delinquencies	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
0	4,061	$411,641,238.37	98.01%	7.21%	681	$101,365	70.04%
1	62	5,166,980.77	1.23	7.54	551	83,338	70.17
2	25	1,853,301.63	0.44	8.10	551	74,132	74.76
3	19	1,353,624.97	0.32	8.01	540	71,243	75.78
Total:	4,167	$420,015,145.74	100.00%	7.23%	678	$100,796	70.08%

Original Terms to Maturity of the Mortgage Loans
Percent of
Original Terms	Number of	Aggregate	Aggregate	Weighted	Weighted
to Maturity	Mortgage	Principal	Principal	Average	Average	Average	Current
(in months)	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
4 to 59	28	$3,761,068.80	0.90%	7.42%	700	$134,324	68.75%
60 to 119	134	10,240,261.60	2.44	8.67	678	76,420	78.44
120 to 179	206	15,461,836.70	3.68	9.00	686	75,057	65.08
180 to 239	455	40,406,373.05	9.62	8.38	676	88,805	57.99
240 to 299	188	15,372,782.80	3.66	7.95	675	81,770	70.64
300 to 359	260	21,422,601.69	5.10	6.92	705	82,395	69.71
360 to 419	2,894	313,146,531.33	74.56	6.92	676	108,205	71.63
420 to 479	1	56,742.36	0.01	7.13	563	56,742	96.17
480	1	146,947.41	0.03	7.00	644	146,947	69.97
Total:	4,167	$420,015,145.74	100.00%	7.23%	678	$100,796	70.08%
As of the Cut-off Date, the weighted average original term to maturity of the Mortgage Loans is approximately 320 months.

Remaining Terms to Maturity of the Mortgage Loans as of the Cut-off Date
Percent of
Remaining Terms	Number of	Aggregate	Aggregate	Weighted	Weighted
to Maturity	Mortgage	Principal	Principal	Average	Average	Average	Current
(in months)	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
1 to 59	506	$19,312,055.90	4.60%	8.16%	703	$38,166	58.98%
60 to 119	452	25,491,763.31	6.07	8.87	692	56,398	56.74
120 to 179	900	60,792,708.60	14.47	7.05	681	67,547	61.30
180 to 239	447	57,619,066.96	13.72	7.21	695	128,902	62.60
240 to 299	659	84,976,204.19	20.23	7.01	680	128,947	70.77
300 to 359	1,187	170,680,053.58	40.64	7.04	667	143,791	78.43
360 to 370	16	1,143,293.20	0.27	9.13	628	71,456	95.27
Total:	4,167	$420,015,145.74	100.00%	7.23%	678	$100,796	70.08%

As of the Cut-off Date, the weighted average remaining term to maturity of the Mortgage Loans with known remaining terms is approximately 250 months.

Seasoning of the Mortgage Loans as of the Cut-off Date
Number of	Aggregate	Percent of	Weighted	Weighted
Seasoning	Mortgage	Principal	Aggregate	Average	Average	Average	Current
(in months)	Loans	Balance	Principal Balance	Coupon	FICO	Balance	LTV
0 to 59	1,937	$239,804,286.18	57.09%	7.48%	668	$123,802	75.99%
60 to 119	756	86,316,990.72	20.55	7.01	679	114,176	69.21
120 to 179	448	56,674,295.24	13.49	7.12	712	126,505	57.63
180 to 239	617	32,329,112.61	7.70	5.83	701	52,397	55.70
240 to 299	105	2,170,773.85	0.52	9.61	671	20,674	46.70
300 to 358	304	2,719,687.14	0.65	8.60	707	8,946	28.56
Total:	4,167	$420,015,145.74	100.00%	7.23%	678	$100,796	70.08%

As of the Cut-off Date, the weighted average seasoning of the Mortgage Loans is approximately 69 months.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] MERRILL LYNCH	COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL ASSET TRUST, SERIES 2003-D TOTAL COLLATERAL SUMMARY

Geographic Distribution of the Mortgaged Properties
	Number of	Aggregate	Percent of	Weighted	Weighted
Geographic	Mortgage	Principal	Aggregate	Average	Average	Average	Current
Distribution	Loans	Balance	Principal Balance	Coupon	FICO	Balance	LTV
Alabama	118	$11,136,174.66	2.65%	7.27%	705	$94,374	85.39%
Alaska	3	404,296.63	0.10	7.35	536	134,766	81.19
Arizona	85	7,148,413.92	1.70	7.29	648	84,099	78.64
Arkansas	29	1,893,151.72	0.45	8.14	728	65,281	69.36
California	426	67,993,907.68	16.19	6.66	682	159,610	65.45
Colorado	57	9,019,359.59	2.15	7.08	707	158,234	77.34
Connecticut	61	11,398,928.34	2.71	7.29	685	186,868	65.54
Delaware	4	289,542.62	0.07	7.50	716	72,386	82.78
District of Columbia	10	1,497,450.17	0.36	7.81	700	149,745	64.22
Florida	385	25,535,913.66	6.08	7.33	675	66,327	64.78
Georgia	195	11,744,558.61	2.80	7.53	667	60,229	71.97
Hawaii	9	1,831,015.57	0.44	7.70	729	203,446	59.67
Idaho	6	374,633.22	0.09	7.52	632	62,439	68.83
Illinois	78	9,948,405.56	2.37	7.09	670	127,544	69.48
Indiana	53	4,210,812.72	1.00	7.00	642	79,449	75.02
Iowa	5	285,128.62	0.07	7.01	644	57,026	79.63
Kansas	16	1,295,958.15	0.31	6.09	687	80,997	59.65
Kentucky	12	858,533.26	0.20	6.64	671	71,544	72.17
Louisiana	122	5,271,469.68	1.26	6.50	672	43,209	58.62
Maine	3	247,543.39	0.06	6.78	598	82,514	84.47
Maryland	88	12,586,215.17	3.00	7.41	660	143,025	72.10
Massachusetts	81	14,864,713.60	3.54	6.94	691	183,515	67.73
Michigan	69	6,295,068.85	1.50	8.69	642	91,233	70.70
Minnesota	43	5,239,250.49	1.25	6.84	704	121,843	73.13
Mississippi	37	1,104,569.15	0.26	9.52	607	29,853	68.73
Missouri	24	1,395,121.27	0.33	7.15	664	58,130	86.93
Montana	3	247,769.66	0.06	7.01	747	82,590	78.93
Nebraska	4	199,795.31	0.05	7.46	712	49,949	74.03
Nevada	34	4,413,799.10	1.05	7.40	646	129,818	80.29
New Hampshire	26	2,613,406.38	0.62	7.24	660	100,516	74.33
New Jersey	243	38,556,691.46	9.18	7.00	684	158,670	67.22
New Mexico	14	1,232,948.19	0.29	8.81	656	88,068	72.64
New York	243	41,602,368.82	9.90	6.97	698	171,203	74.19
North Carolina	115	9,978,445.13	2.38	7.51	675	86,769	73.26
North Dakota	1	53,747.39	0.01	7.25	637	53,747	86.69
Ohio	81	6,147,040.91	1.46	7.02	667	75,889	76.75
Oklahoma	34	1,474,273.73	0.35	6.52	643	43,361	62.10
Oregon	29	4,054,004.51	0.97	7.09	710	139,793	62.21
Pennsylvania	209	15,937,623.99	3.79	7.48	648	76,257	73.36
Rhode Island	19	2,415,775.49	0.58	7.52	657	127,146	73.76
South Carolina	51	4,015,606.89	0.96	7.24	661	78,737	74.57
South Dakota	2	31,784.51	0.01	9.09	668	15,892	56.65
Tennessee	77	4,500,630.46	1.07	8.26	629	58,450	77.64
Texas	753	42,734,500.22	10.17	8.06	670	56,752	70.56
Utah	25	2,996,062.88	0.71	7.78	677	119,843	80.08
Vermont	3	928,684.90	0.22	7.82	639	309,562	68.62
Virginia	122	11,793,462.39	2.81	7.43	690	96,668	65.10
Virgin Islands	1	120,532.52	0.03	5.88	0	120,533	61.81
Washington	36	7,539,314.53	1.80	6.93	714	209,425	68.96
West Virginia	5	1,128,876.41	0.27	5.10	683	225,775	63.54
Wisconsin	18	1,427,863.66	0.34	7.46	691	79,326	68.13
Total:	4,167	$420,015,145.74	100.00%	7.23%	678	$100,796	70.08%
No more than approximately 0.63% of the Mortgage Loans are secured by Mortgaged Properties location in any one zip code area.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] MERRILL LYNCH	COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL ASSET TRUST, SERIES 2003-D TOTAL COLLATERAL SUMMARY

Loan Purpose of the Mortgage Loans
			Percent of
	Number of	Aggregate	Aggregate	Weighted	Weighted
	Mortgage	Principal	Principal	Average	Average	Average	Current
Loan Purpose	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
Purchase	2,777	$215,635,729.40	51.34%	7.31%	677	$77,651	72.04%
Rate/Term Refinance	778	119,603,315.24	28.48	6.70	682	153,732	71.36
Cashout Refinance	612	84,776,101.10	20.18	7.76	676	138,523	63.31
Total:	4,167	$420,015,145.74	100.00%	7.23%	678	$100,796	70.08%

Amortization Types of the Mortgage Loans
			Percent of
	Number of	Aggregate	Aggregate	Weighted	Weighted
Amortization	Mortgage	Principal	Principal	Average	Average	Average	Current
Type	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
Interest Only	91	$38,410,637.64	9.15%	5.96%	730	$422,095	72.36%
Balloon	204	23,372,770.14	5.56	9.11	672	114,572	73.45
Negative Amortization	77	4,593,071.75	1.09	5.35	687	59,650	56.68
Fully Amortizing	3,795	353,638,666.21	84.20	7.26	673	93,185	69.79
Total:	4,167	$420,015,145.74	100.00%	7.23%	678	$100,796	70.08%

Adjustment Types of the Mortgage Loans
			Percent of
	Number of	Aggregate	Aggregate	Weighted	Weighted
	Mortgage	Principal	Principal	Average	Average	Average	Current
Adjustment Type	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
Balloon	209	$24,870,867.77	5.92%	8.94%	676	$118,999	73.64%
GPM	6	132,540.43	0.03	11.18	599	22,090	51.99
GPARM	1	38,644.88	0.01	7.50	710	38,645	89.56
Variable Rate	2	174,939.55	0.04	7.09	640	87,470	94.97
ARM	1,516	201,342,532.99	47.94	6.14	685	132,812	70.71
Fixed Rate	2,433	193,455,620.12	46.06	8.13	672	79,513	68.98
Total:	4,167	$420,015,145.74	100.00%	7.23%	678	$100,796	70.08%

Loan Type of the Mortgage Loans
			Percent of
	Number of	Aggregate	Aggregate	Weighted	Weighted
	Mortgage	Principal	Principal	Average	Average	Average	Current
Loan Type	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
FHA	211	$13,304,789.00	3.17%	6.68%	607	$63,056	88.55%
FHA Uninsured	47	2,831,906.79	0.67	8.19	597	60,253	80.39
VA	162	2,474,990.33	0.59	8.21	694	15,278	53.34
VA Uninsured	17	194,880.37	0.05	8.63	691	11,464	43.65
Conventional w/o PMI	2,651	294,962,394.89	70.23	7.06	688	111,265	65.34
Conventional w/ PMI	363	40,312,349.19	9.60	7.50	655	111,053	82.15
Conventional w/ LPMI	679	63,813,983.19	15.19	7.76	667	93,982	80.29
Contract for Deed	37	2,119,851.98	0.50	9.22	652	57,293	82.31
Total:	4,167	$420,015,145.74	100.00%	7.23%	678	$100,796	70.08%

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] MERRILL LYNCH	COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL ASSET TRUST, SERIES 2003-D TOTAL COLLATERAL SUMMARY

Credit Scores of the Mortgage Loans
			Percent of
	Number of	Aggregate	Aggregate	Weighted	Weighted
	Mortgage	Principal	Principal	Average	Average	Average	Current
Credit Scores	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
Not Available	341	$23,579,473.40	5.61%	6.64%	0	$69,148	63.03%
407 to 439	1	27,472.13	0.01	10.50	407	27,472	80.80
440 to 479	10	722,637.41	0.17	6.88	471	72,264	90.70
480 to 519	200	13,369,846.90	3.18	8.10	501	66,849	74.70
520 to 539	180	12,575,146.68	2.99	8.02	530	69,862	74.64
540 to 559	182	13,707,427.70	3.26	7.89	549	75,316	72.23
560 to 579	216	16,855,298.73	4.01	7.92	569	78,034	74.42
580 to 599	223	17,610,174.94	4.19	8.06	590	78,969	72.47
600 to 619	234	24,559,860.46	5.85	7.78	610	104,957	72.39
620 to 639	274	27,581,655.36	6.57	7.81	629	100,663	70.52
640 to 659	258	29,637,466.09	7.06	7.36	650	114,874	73.45
660 to 679	256	32,069,730.81	7.64	7.57	671	125,272	87.52
680 to 699	293	36,143,247.28	8.61	7.00	689	123,356	72.73
700 to 719	280	32,441,059.02	7.72	7.15	708	115,861	70.57
720 to 739	220	26,068,977.39	6.21	6.64	729	118,495	68.56
740 to 759	278	34,098,167.56	8.12	6.69	750	122,655	68.86
760 to 779	245	29,472,047.23	7.02	6.73	770	120,294	61.11
780 to 799	276	32,930,537.04	7.84	6.57	789	119,314	60.27
800 to 819	137	12,065,829.77	2.87	6.94	809	88,072	54.50
820 to 839	63	4,499,089.84	1.07	6.19	827	71,414	47.88
Total:	4,167	$420,015,145.74	100.00%	7.23%	678	$100,796	70.08%

As of the Cut-off Date, the weighted average credit score of the Mortgage Loans with credit scores is approximately 678.

Mortgaged Property Type of the Mortgage Loans
			Percent of
	Number of	Aggregate	Aggregate	Weighted	Weighted
	Mortgage	Principal	Principal	Average	Average	Average	Current
Property Type	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
Single Family	3,217	$310,574,891.27	73.94%	6.98%	677	$96,542	69.63%
Condominium	299	23,215,411.92	5.53	7.00	689	77,644	71.85
2-4 Family	163	18,807,552.30	4.48	7.93	674	115,384	78.02
Planned Unit Development	117	17,268,344.61	4.11	6.77	672	147,593	74.67
Single Family (other)	182	10,193,607.36	2.43	8.85	658	56,009	73.42
Mixed-Use	66	9,867,680.63	2.35	9.44	689	149,510	68.54
Commercial (other)	29	5,892,032.96	1.40	8.43	724	203,174	57.06
Retail	15	5,239,703.12	1.25	8.06	686	349,314	56.21
Multi-Family (5+)	23	5,099,164.23	1.21	8.79	693	221,703	81.75
Hotel/Motel	6	3,258,350.95	0.78	9.21	714	543,058	68.60
Restaurant	17	3,255,554.71	0.78	9.06	668	191,503	65.65
Office	11	2,665,696.69	0.63	8.22	682	242,336	73.93
Co-op	14	2,323,920.89	0.55	5.58	744	165,994	47.47
Industrial	5	1,363,623.22	0.32	9.22	623	272,725	55.70
Warehouse	3	989,610.88	0.24	10.14	657	329,870	97.12
Total:	4,167	$420,015,145.74	100.00%	7.23%	678	$100,796	70.08%

Occupancy Types of the Mortgage Loans
			Percent of
	Number of	Aggregate	Aggregate	Weighted	Weighted
	Mortgage	Principal	Principal	Average	Average	Average	Current
Occupancy Types	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
Primary	3,444	$341,121,607.27	81.22%	7.11%	674	$99,048	68.34%
Investment	685	68,848,957.35	16.39	7.93	695	100,509	79.02
Second Home	38	10,044,581.12	2.39	6.37	724	264,331	68.77
Total:	4,167	$420,015,145.74	100.00%	7.23%	678	$100,796	70.08%

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] MERRILL LYNCH	COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL ASSET TRUST, SERIES 2003-D TOTAL COLLATERAL SUMMARY

Documentation Levels of the Mortgage Loans
			Percent of
	Number of	Aggregate	Aggregate	Weighted	Weighted
	Mortgage	Principal	Principal	Average	Average	Average	Current
Documentation Levels	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
Full	2,343	$214,610,687.92	51.10%	6.92%	687	$91,597	66.87%
Limited	776	92,126,480.71	21.93	7.44	689	118,720	69.23
Stated	602	73,912,087.53	17.60	7.45	655	122,778	75.45
Alternative	367	33,219,300.08	7.91	7.93	649	90,516	80.78
No Income	37	3,575,788.95	0.85	8.00	661	96,643	79.53
No Income No Asset	42	2,570,800.55	0.61	8.35	630	61,210	62.38
Total:	4,167	$420,015,145.74	100.00%	7.23%	678	$100,796	70.08%

Original Prepayment Penalty Terms of the Mortgage Loans
			Percent of
	Number of	Aggregate	Aggregate	Weighted	Weighted
Original Prepayment	Mortgage	Principal	Principal	Average	Average	Average	Current
Penalty Terms	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
12 months	32	$3,956,514.75	0.94%	8.71%	647	$123,641	78.57%
24 months	60	9,741,878.26	2.32	8.73	630	162,365	78.63
36 months	117	12,703,478.85	3.02	9.43	633	108,577	72.02
42 months	1	124,704.18	0.03	9.95	653	124,704	77.94
48 months	1	650,000.00	0.15	7.49	619	650,000	65.00
60 months	68	11,134,993.50	2.65	9.08	661	163,750	66.58
72 months	9	1,972,663.85	0.47	8.48	684	219,185	57.89
114 months	1	239,508.33	0.06	10.94	763	239,508	50.42
120 months	1	328,455.85	0.08	9.65	772	328,456	73.07
180 months	1	39,357.48	0.01	15.99	654	39,357	24.60
No Prepayment Penalty	3,876	379,123,590.69	90.26	7.03	682	97,813	69.90
Total:	4,167	$420,015,145.74	100.00%	7.23%	678	$100,796	70.08%

Indices of the Adjustable Rate Mortgage Loans
			Percent of
	Number of	Aggregate	Aggregate	Weighted	Weighted
	Mortgage	Principal	Principal	Average	Average	Average	Current
Indices	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
1 Year CMT	979	$107,235,643.94	52.94%	5.51%	677	$109,536	71.95%
6 Month LIBOR	289	65,621,143.09	32.40	6.69	694	227,063	73.53
Prime	56	13,120,569.20	6.48	8.47	673	234,296	63.34
COFI	146	11,786,632.11	5.82	5.81	719	80,730	54.73
3 Year CMT	17	1,578,646.01	0.78	6.67	698	92,862	58.99
1 Month LIBOR	8	1,219,871.12	0.60	7.52	499	152,484	60.06
Unknown	9	934,218.21	0.46	6.26	667	103,802	81.19
5 Year CMT	3	395,513.92	0.20	8.28	653	131,838	81.95
1 Year LIBOR	1	211,106.25	0.10	4.50	750	211,106	23.46
Other	12	461,378.69	0.23	6.27	712	38,448	61.09
Total:	1,520	$202,564,722.54	100.00%	6.13%	685	$133,266	70.74%

Frequency of Mortgage Rate Adjustment of the Adjustable Rate Mortgage Loans
			Percent of
Frequency of	Number of	Aggregate	Aggregate	Weighted	Weighted
Mortgage Rate	Mortgage	Principal	Principal	Average	Average	Average	Current
Adjustment	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
1	24	$4,473,478.13	2.21%	6.41%	739	$186,395	60.54%
3	10	251,337.10	0.12	5.56	674	25,134	47.65
6	383	78,800,025.08	38.90	6.73	693	205,744	70.80
12	1,032	114,481,371.46	56.52	5.67	679	110,932	71.58
24	7	360,955.31	0.18	6.93	663	51,565	63.17
36	54	3,319,525.51	1.64	6.83	682	61,473	54.17
60	9	809,135.69	0.40	8.35	641	89,904	72.62
84	1	68,894.26	0.03	8.88	558	68,894	68.28
Total:	1,520	$202,564,722.54	100.00%	6.13%	685	$133,266	70.74%

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] MERRILL LYNCH	COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL ASSET TRUST, SERIES 2003-D TOTAL COLLATERAL SUMMARY

Gross Margins of the Adjustable Rate Mortgage Loans
	Number of	Aggregate	Percent of	Weighted	Weighted
	Mortgage	Principal	Aggregate	Average	Average	Average	Current
Gross Margins (%)	Loans	Balance	Principal Balance	Coupon	FICO	Balance	LTV
0.250 to 0.249	61	$1,874,028.50	0.93%	7.20%	670	$30,722	51.26%
0.250 to 0.999	2	377,714.80	0.19	4.68	768	188,857	69.45
1.000 to 1.999	18	2,512,933.67	1.24	7.12	737	139,607	76.96
2.000 to 2.999	1,020	146,739,441.69	72.44	5.49	694	143,862	67.38
3.000 to 3.999	216	18,050,877.15	8.91	6.28	693	83,569	96.30
4.000 to 4.999	17	3,578,657.73	1.77	7.09	643	210,509	69.36
5.000 to 5.999	55	11,115,660.13	5.49	8.45	661	202,103	76.44
6.000 to 6.999	52	9,077,055.79	4.48	8.84	636	174,559	68.01
7.000 to 7.999	32	3,197,960.67	1.58	9.00	625	99,936	75.35
8.000 to 8.999	36	4,050,201.51	2.00	10.00	613	112,506	72.40
9.000 to 9.999	10	1,939,236.75	0.96	10.76	635	193,924	72.11
11.000 to 11.020	1	50,954.15	0.03	10.35	528	50,954	79.62
Total:	1,520	$202,564,722.54	100.00%	6.13%	685	$133,266	70.74%
As of the Cut-off Date, the weighted average Gross Margin of the Adjustable Rate Mortgage Loans is approximately 3.17% per annum.

Maximum Mortgage Rates of the Adjustable Rate Mortgage Loans
Maximum	Number of	Aggregate	Percent of	Weighted	Weighted
Mortgage	Mortgage	Principal	Aggregate	Average	Average	Average	Current
Rates (%)	Loans	Balance	Principal Balance	Coupon	FICO	Balance	LTV
8.50 to 0.99	128	$11,286,985.48	5.57%	6.42%	719	$88,180	62.96%
8.00 to 8.99	2	272,756.15	0.13	6.46	689	136,378	79.07
9.00 to 9.99	9	1,341,584.53	0.66	4.54	718	149,065	80.39
10.00 to 10.99	77	23,702,883.89	11.70	5.61	710	307,830	73.30
11.00 to 11.99	125	25,379,016.69	12.53	5.91	699	203,032	70.69
12.00 to 12.99	325	51,914,367.39	25.63	5.35	664	159,737	81.63
13.00 to 13.99	225	34,824,379.70	17.19	5.85	706	154,775	64.31
14.00 to 14.99	195	20,656,931.91	10.20	6.74	678	105,933	65.14
15.00 to 15.99	166	16,532,367.74	8.16	7.86	655	99,593	65.79
16.00 to 16.99	132	8,111,094.16	4.00	7.33	671	61,448	62.52
17.00 to 17.99	84	4,751,603.42	2.35	8.22	655	56,567	60.97
18.00 to 18.99	34	3,049,690.69	1.51	7.49	658	89,697	65.46
19.00 to 19.99	8	325,341.88	0.16	11.51	609	40,668	66.48
20.00 to 20.99	5	200,197.55	0.10	8.46	671	40,040	58.27
21.00 to 21.99	3	120,422.93	0.06	7.02	737	40,141	70.88
22.00 to 22.99	1	33,778.31	0.02	4.60	685	33,778	42.76
24.00	1	61,320.12	0.03	8.88	509	61,320	64.55
Total:	1,520	$202,564,722.54	100.00%	6.13%	685	$133,266	70.74%
As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans with Maximum Mortgage Rate is approximately 13.09% per annum.

Minimum Mortgage Rates of the Adjustable Rate Mortgage Loans
Minimum	Number of	Aggregate	Percent of	Weighted	Weighted
Mortgage	Mortgage	Principal	Aggregate	Average	Average	Average	Current
Rates (%)	Loans	Balance	Principal Balance	Coupon	FICO	Balance	LTV
Not Available	755	$68,931,013.82	34.03%	5.67%	684	$91,299	70.18%
0.50 to 0.99	1	190,613.28	0.09	5.50	697	190,613	97.80
1.00 to 1.99	5	370,873.00	0.18	6.63	548	74,175	87.05
2.00 to 2.99	399	90,311,628.59	44.58	5.51	696	226,345	71.04
3.00 to 3.99	71	6,156,785.00	3.04	6.37	684	86,715	82.63
4.00 to 4.99	21	2,882,310.87	1.42	5.58	710	137,253	74.85
5.00 to 5.99	23	2,503,084.13	1.24	8.07	653	108,830	76.87
6.00 to 6.99	43	3,184,485.42	1.57	6.88	651	74,058	71.91
7.00 to 7.99	62	8,078,130.16	3.99	7.56	678	130,292	65.83
8.00 to 8.99	51	8,147,326.69	4.02	8.52	675	159,752	70.56
9.00 to 9.99	41	5,685,574.34	2.81	9.60	611	138,673	65.90
10.00 to 10.99	23	3,430,239.58	1.69	10.72	670	149,141	69.63
11.00 to 11.99	16	1,879,731.74	0.93	11.41	653	117,483	59.62
12.00 to 12.99	8	784,257.90	0.39	12.34	596	98,032	62.15
13.00 to 13.40	1	28,668.02	0.01	13.40	536	28,668	81.91
Total:	1,520	$202,564,722.54	100.00%	6.13%	685	$133,266	70.74%
As of the Cut-off Date, the weighted average Minimum Mortgage Rate of the Adjustable Rate Mortgage Loans with Minimum Mortgage Rates is approximately 4.06% per annum.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] MERRILL LYNCH	COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL ASSET TRUST, SERIES 2003-D TOTAL COLLATERAL SUMMARY

Months to Next Rate Adjustment of the Adjustable Rate Mortgage Loans
Months to	Number of	Aggregate	Percent of	Weighted	Weighted
Next Rate	Mortgage	Principal	Aggregate	Average	Average	Average	Current
Adjustment	Loans	Balance	Principal Balance	Coupon	FICO	Balance	LTV
0	4	$1,222,189.55	0.60%	5.40%	760	$305,547	85.86%
1 to 6	739	80,487,615.32	39.73	5.83	683	108,914	64.97
7 to 12	459	47,142,279.75	23.27	5.50	666	102,706	79.52
13 to 18	54	7,214,691.32	3.56	7.34	679	133,605	68.61
19 to 24	104	18,170,313.78	8.97	8.72	642	174,715	69.28
25 to 30	35	2,562,656.91	1.27	7.53	667	73,219	78.49
31 to 36	12	1,017,464.43	0.50	5.90	677	84,789	63.18
37 to 42	4	250,200.32	0.12	7.92	540	62,550	77.34
43 to 48	3	670,729.47	0.33	7.78	683	223,576	86.19
49 to 54	20	3,890,472.00	1.92	5.74	713	194,524	77.69
55 to 60	11	3,694,728.63	1.82	7.14	680	335,884	79.21
73 to 78	1	581,552.53	0.29	5.63	766	581,553	71.80
109 to 114	13	8,813,767.23	4.35	5.95	730	677,982	73.64
115 to 117	61	26,846,061.30	13.25	5.92	732	440,099	69.91
Total:	1,520	$202,564,722.54	100.00%	6.13%	685	$133,266	70.74%
As of the Cut-off Date, the weighted average Months to Next Rate Adjustment of the Adjustable Rate Mortgage Loans is approximately 29 months.

Periodic Caps of the Adjustable Rate Mortgage Loans
	Number of	Aggregate	Percent of	Weighted	Weighted
	Mortgage	Principal	Aggregate	Average	Average	Average	Current
Periodic Caps (%)	Loans	Balance	Principal Balance	Coupon	FICO	Balance	LTV
Not Available	132	$13,091,290.61	6.46%	5.91%	719	$99,176	99.70%
0.500 to 0.500	9	253,694.79	0.13	7.01	631	28,188	52.56
0.501 to 0.750	5	362,731.67	0.18	6.10	726	72,546	51.31
0.751 to 1.000	487	87,162,014.00	43.03	6.33	676	178,977	74.16
1.251 to 1.500	138	7,701,624.48	3.80	7.54	671	55,809	64.49
1.751 to 2.000	738	93,368,949.10	46.09	5.85	691	126,516	64.46
2.251 to 2.500	2	41,422.34	0.02	7.28	542	20,711	43.06
2.501 to 2.750	1	7,215.51	0.00	7.50	766	7,216	20.62
2.751 to 3.000	6	540,518.57	0.27	7.50	594	90,086	59.70
5.751 to 6.000	1	13,716.30	0.01	3.50	709	13,716	32.66
7.251 to 7.500	1	21,545.17	0.01	3.63	0	21,545	59.03
Total:	1,520	$202,564,722.54	100.00%	6.13%	685	$133,266	70.74%

As of the Cut-off Date, the weighted average Periodic Cap of the Adjustable Rate Mortgage Loans with Periodic Caps is approximately 1.519% per annum.

Principal Balances of the Commercial, Multifamily and Mixed Use Loans as of the Cut-off Date
	Number of	Aggregate	Percent of	Weighted	Weighted
Principal Balances	Mortgage	Principal	Aggregate	Average	Average	Average	Current
as of the Cut-off Date	Loans	Balance	Principal Balance	Coupon	FICO	Balance	LTV
3,800.00 to 49,999.99	96	$2,202,508.04	5.07%	10.78%	633	$22,943	77.06%
50,000.00 to 99,999.99	59	4,260,893.08	9.81	9.56	672	72,219	66.99
100,000.00 to 149,999.99	30	3,738,493.48	8.60	9.35	667	124,616	63.86
150,000.00 to 199,999.99	29	5,094,291.54	11.72	9.24	670	175,665	72.92
200,000.00 to 249,999.99	22	4,977,383.67	11.45	8.79	688	226,245	64.45
250,000.00 to 299,999.99	11	2,990,126.60	6.88	9.46	684	271,830	63.35
300,000.00 to 349,999.99	11	3,566,964.44	8.21	9.15	679	324,269	57.78
350,000.00 to 399,999.99	6	2,328,646.97	5.36	9.35	648	388,108	61.08
400,000.00 to 449,999.99	6	2,520,860.73	5.80	8.24	708	420,143	79.07
450,000.00 to 499,999.99	4	1,925,555.83	4.43	9.88	700	481,389	87.88
500,000.00 to 549,999.99	4	2,114,246.16	4.87	9.72	733	528,562	63.35
650,000.00 to 699,999.99	2	1,320,945.70	3.04	7.55	704	660,473	65.07
700,000.00 to 749,999.99	1	735,496.00	1.69	8.75	710	735,496	86.53
750,000.00 to 799,999.99	1	775,250.00	1.78	5.25	788	775,250	0.00
800,000.00 to 849,999.99	2	1,672,139.79	3.85	6.89	726	836,070	66.15
850,000.00 to 899,999.99	1	885,463.97	2.04	3.75	745	885,464	61.28
900,000.00 to 949,999.99	1	924,289.13	2.13	8.45	676	924,289	44.44
1,400,000.00 to 1,420,220.01	1	1,420,220.01	3.27	8.13	748	1,420,220	71.01
Total:	287	$43,453,775.14	100.00%	8.93%	688	$151,407	67.55%
As of the Cut-off Date, the average Principal Balance of the Commercial, Multifamily and Mixed Use Loans is approximately $151,407.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] MERRILL LYNCH	COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL ASSET TRUST, SERIES 2003-D TOTAL COLLATERAL SUMMARY

Current Loan-to-Value Ratios of the Commercial, Multifamily and Mixed Use Loans
			Percent of
Current	Number of	Aggregate	Aggregate	Weighted	Weighted
Loan-to-Value	Mortgage	Principal	Principal	Average	Average	Average	Current
Ratio (%)	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
Not Available	2.00	860898.09	1.98%	5.62%	774	$430,449	0.00%
10.01 to 20.00	4.00	301826.88	0.69	8.30	680	75,457	15.77
20.01 to 30.00	10.00	359346.95	0.83	9.22	678	35,935	26.19
30.01 to 40.00	8.00	538728.61	1.24	9.46	698	67,341	37.95
40.01 to 50.00	19.00	5056983.54	11.64	8.09	690	266,157	46.14
50.01 to 60.00	45.00	9312988.04	21.43	9.69	667	206,955	55.48
60.01 to 70.00	61.00	11417288.12	26.27	8.62	693	187,169	64.71
70.01 to 80.00	39.00	6828325.48	15.71	9.11	710	175,085	73.17
80.01 to 90.00	49.00	5697508.49	13.11	8.91	677	116,276	84.92
90.01 to 100.00	44.00	1825282.48	4.20	9.77	660	41,484	95.51
100.01 to 110.00	2.00	155183.16	0.36	9.85	563	77,592	104.25
110.01 to 120.00	1.00	22588.51	0.05	12.00	604	22,589	112.94
150.01 to 160.00	2.00	890082.51	2.05	9.90	717	445,041	152.94
200.01 or 219.70	1.00	186744.28	0.43	7.25	714	186,744	219.70
Total:	287.00	43453775.14	100.00%	8.93%	688	$151,407	67.55%

Geographic Distribution of the Mortgaged Properties - Commercial, Multifamily and Mixed Use Loans
			Percent of
	Number of	Aggregate	Aggregate	Weighted	Weighted
Geographic	Mortgage	Principal	Principal	Average	Average	Average	Current
Distribution	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
Alabama	11	$4,267,292.18	9.82%	6.72%	722	$387,936	72.63%
Arizona	6	271,628.30	0.63	8.19	682	45,271	92.02
Arkansas	10	1,243,872.21	2.86	7.75	775	124,387	65.40
California	18	4,914,820.39	11.31	8.11	712	273,046	58.78
Colorado	3	391,409.77	0.90	7.74	623	130,470	71.62
Connecticut	9	1,720,827.27	3.96	9.53	720	191,203	56.98
District of Columbia	1	123,067.91	0.28	9.63	616	123,068	61.53
Florida	4	494,694.75	1.14	9.74	685	123,674	57.14
Idaho	1	71,456.26	0.16	7.00	628	71,456	79.40
Illinois	2	303,864.57	0.70	10.75	600	151,932	56.39
Kentucky	1	82,500.00	0.19	9.13	603	82,500	55.00
Louisiana	1	186,169.58	0.43	11.50	610	186,170	54.76
Maryland	3	628,418.61	1.45	11.30	691	209,473	125.45
Massachusetts	12	1,833,276.97	4.22	8.69	662	152,773	68.03
Michigan	7	1,698,913.34	3.91	9.53	620	242,702	69.80
Minnesota	3	381,531.33	0.88	7.98	741	127,177	66.32
Missouri	1	27,079.51	0.06	10.00	711	27,080	71.45
Montana	1	196,557.02	0.45	7.00	749	196,557	83.64
Nevada	1	72,453.02	0.17	10.99	660	72,453	57.96
New Hampshire	3	394,137.87	0.91	9.29	626	131,379	54.18
New Jersey	31	6,927,712.62	15.94	9.95	686	223,475	60.68
New Mexico	3	632,435.47	1.46	9.27	685	210,812	68.90
New York	18	3,330,017.36	7.66	8.75	697	185,001	67.42
North Carolina	9	1,873,383.32	4.31	8.47	716	208,154	71.28
Ohio	4	712,817.15	1.64	9.32	660	178,204	58.06
Oregon	1	253,286.20	0.58	8.63	690	253,286	45.23
Pennsylvania	22	2,999,342.41	6.90	9.25	657	136,334	67.00
Rhode Island	4	539,253.81	1.24	8.65	676	134,813	117.38
South Carolina	2	23,025.26	0.05	12.90	616	11,513	93.24
Tennessee	7	122,955.75	0.28	16.00	623	17,565	90.36
Texas	78	4,486,218.95	10.32	9.87	648	57,516	76.00
Utah	1	479,561.55	1.10	7.75	721	479,562	72.66
Vermont	1	449,260.13	1.03	7.00	651	449,260	64.18
Virginia	4	796,517.24	1.83	9.65	748	199,129	67.46
Washington	2	302,704.06	0.70	8.77	671	151,352	56.81
Wisconsin	2	221,313.00	0.51	10.92	694	110,657	70.57
Total:	287	$43,453,775.14	100.00%	8.93%	688	$151,407	67.55%
No more than approximately 3.27% of the Mortgage Loans are secured by Mortgaged Properties location in any one zip code area.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] MERRILL LYNCH	COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL ASSET TRUST, SERIES 2003-D CONFORMING COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance	$259,215,634
Aggregate Original Principal Balance	$321,210,842
Number of Mortgage Loans	3,464
	Minimum	Maximum	Average (1)
Original Principal Balance	$8,000	$535,000	$92,728
Outstanding Principal Balance	$2,563	$542,603	$74,831
	Minimum	Maximum	Weighted Average (2)
Original Term (mos)	4	480	330
Stated remaining Term (mos)	0	370	247
Loan Age (mos)	0	358	83
Current Interest Rate	3.000%	12.875%	7.163%
Initial Interest Rate Cap(3)	0.500%	7.500%	1.569%
Periodic Rate Cap(3)	0.500%	7.500%	1.569%
Gross Margin	0.000%	7.990%	3.052%
Maximum Mortgage Rate(3)	8.500%	24.000%	13.237%
Minimum Mortgage Rate(3)	0.500%	11.950%	3.917%
Months to Roll	0	117	11
Current Loan-to-Value	0.00%	350.00%	70.12%
Credit Score (3)	407	839	666
	Earliest	Latest
Maturity Date	06/01/03	04/01/34

	Percent of		Percent of
Lien Position	Mortgage Pool	Year of Origination	Mortgage Pool
1st Lien	100.00%	Prior to 1985	5.09%
		1985	2.04
Occupancy		1986	1.29
Primary	86.74%	1987	3.46
Second Home	0.88	1988	3.24
Investment	12.38	1989	1.64
		1990	1.12
Loan Type		1991	1.11
Fixed Rate	54.53%	1992	2.54
ARM	41.93	1993	15.93
Balloon	3.45	1994	2.38
GPM	0.02	1995	4.60
Variable Rate	0.07	1996	2.39
		1997	1.68
Property Type		1998	7.91
Single Family	79.25%	1999	11.64
Single Family (other)	1.49	2000	2.60
Condominium	7.84	2001	4.56
2-4 Family	6.76	2002	16.12
Co-op	0.35	2003	8.66
Planned Unit Development	4.32
		Loan Purpose
		Purchase	58.13%
		Rate/Term Refinance	26.23
		Cashout Refinance	15.64

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with values only.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] MERRILL LYNCH	COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL ASSET TRUST, SERIES 2003-D CONFORMING COLLATERAL SUMMARY

Original Principal Balances of the Mortgage Loans
			Percent of
Original	Number of	Aggregate	Aggregate	Weighted	Weighted
Principal	Mortgage	Principal	Principal	Average	Average	Average	Current
Balances ($)	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
8,000.00 to 49,999.99	1,179	$26,269,244.21	10.13%	8.47%	650	$22,281	66.03%
50,000.00 to 99,999.99	1,133	64,351,828.51	24.83	7.50	654	56,798	71.17
100,000.00 to 149,999.99	533	54,573,306.53	21.05	6.89	655	102,389	73.49
150,000.00 to 199,999.99	231	33,528,775.15	12.93	6.96	670	145,146	71.50
200,000.00 to 249,999.99	207	38,156,319.09	14.72	6.86	683	184,330	69.55
250,000.00 to 299,999.99	132	28,755,477.54	11.09	6.50	677	217,845	66.81
300,000.00 to 349,999.99	41	10,266,555.82	3.96	6.48	721	250,404	61.97
350,000.00 to 399,999.99	2	703,438.75	0.27	7.41	726	351,719	68.28
400,000.00 to 449,999.99	2	781,526.37	0.30	7.90	714	390,763	82.88
450,000.00 to 499,999.99	3	1,286,559.29	0.50	7.46	696	428,853	74.14
500,000.00 to 535,000.00	1	542,602.60	0.21	11.00	629	542,603	63.09
Total:	3,464	$259,215,633.86	100.00%	7.16%	666	$74,831	70.12%

As of the Cut-off Date, the average Original Principal Balance of the Mortgage Loans is approximately $92,728.

Principal Balances of the Mortgage Loans as of the Cut-off Date
			Percent of
	Number of	Aggregate	Aggregate	Weighted	Weighted
Principal	Mortgage	Principal	Principal	Average	Average	Average	Current
Balances ($)	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
2.563.43 to 49,999.99	1,604	$41,389,531.47	15.97%	7.85%	665	$25,804	59.61%
50,000.00 to 99,999.99	975	69,198,904.50	26.70	7.43	657	70,973	71.37
100,000.00 to 149,999.99	422	51,546,736.18	19.89	6.82	661	122,149	73.99
150,000.00 to 199,999.99	225	39,124,116.61	15.09	6.99	675	173,885	70.62
200,000.00 to 249,999.99	152	33,361,843.82	12.87	6.61	674	219,486	71.63
250,000.00 to 299,999.99	69	18,428,193.86	7.11	6.84	667	267,075	74.51
300,000.00 to 349,999.99	9	2,813,489.15	1.09	6.76	738	312,610	63.69
350,000.00 to 399,999.99	4	1,510,244.92	0.58	7.25	733	377,561	71.58
400,000.00 to 449,999.99	2	829,681.11	0.32	7.92	728	414,841	79.40
450,000.00 to 499,999.99	1	470,289.64	0.18	7.50	606	470,290	89.58
500,000.00 to 542,602.60	1	542,602.60	0.21	11.00	629	542,603	63.09
Total:	3,464	$259,215,633.86	100.00%	7.16%	666	$74,831	70.12%

As of the Cut-off Date, the average Principal Balance of the Mortgage Loans is approximately $74,831.

Mortgage Rates of the Mortgage Loans as of the Cut-off Date
			Percent of
	Number of	Aggregate	Aggregate	Weighted	Weighted
Mortgage	Mortgage	Principal	Principal	Average	Average	Average	Current
Rates (%)	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
3.00 to 3.99	57	$3,791,664.85	1.46%	3.78%	734	$66,520	59.51%
4.00 to 4.99	280	25,524,467.09	9.85	4.50	665	91,159	66.70
5.00 to 5.99	460	41,901,010.65	16.16	5.35	667	91,089	68.15
6.00 to 6.99	490	43,455,464.14	16.76	6.50	689	88,685	71.64
7.00 to 7.99	671	62,516,045.45	24.12	7.47	680	93,168	68.23
8.00 to 8.99	711	44,621,190.22	17.21	8.39	662	62,758	71.03
9.00 to 9.99	363	16,812,602.15	6.49	9.29	617	46,316	71.14
10.00 to 10.99	226	11,578,020.44	4.47	10.37	620	51,230	82.91
11.00 to 11.99	167	7,077,686.69	2.73	11.29	601	42,381	77.21
12.00 to 12.88	39	1,937,482.18	0.75	12.35	599	49,679	73.14
Total:	3,464	$259,215,633.86	100.00%	7.16%	666	$74,831	70.12%

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] MERRILL LYNCH	COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL ASSET TRUST, SERIES 2003-D CONFORMING COLLATERAL SUMMARY

As of the Cut-off Date, the weighted average Mortgage Rate of the Mortgage Loans is approximately 7.16% per annum.

Original Loan-to-Value Ratios of the Mortgage Loans
			Percent of
Original	Number of	Aggregate	Aggregate	Weighted	Weighted
Loan-to-Value	Mortgage	Principal	Principal	Average	Average	Average	Current
Ratios (%)	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
Not Available	10	$919,152.78	0.35%	6.95%	629	$91,915	78.30%
9.63 to 10.00	2	157,870.00	0.06	8.40	633	78,935	8.31
10.01 to 20.00	5	587,935.11	0.23	7.49	720	117,587	16.67
20.01 to 30.00	22	1,833,742.11	0.71	6.79	755	83,352	21.88
30.01 to 40.00	53	3,538,871.01	1.37	6.77	722	66,771	28.99
40.01 to 50.00	97	6,752,280.58	2.60	7.19	676	69,611	37.88
50.01 to 60.00	154	11,159,067.46	4.30	7.31	685	72,461	47.65
60.01 to 70.00	258	20,796,947.96	8.02	7.18	705	80,608	54.84
70.01 to 80.00	830	82,022,157.47	31.64	7.01	680	98,822	65.51
80.01 to 90.00	810	59,910,640.39	23.11	7.47	654	73,964	76.57
90.01 to 95.00	494	29,799,817.15	11.50	7.34	643	60,324	81.92
95.01 to 100.00	597	29,680,260.79	11.45	7.17	638	49,716	82.97
100.01 to 105.00	64	4,277,912.39	1.65	6.57	653	66,842	88.12
105.01 to 110.00	22	2,155,724.56	0.83	5.81	657	97,987	90.98
110.01 to 115.00	16	1,809,185.69	0.70	5.19	626	113,074	86.86
115.01 to 120.00	12	1,623,965.02	0.63	5.63	611	135,330	86.49
120.01 to 125.00	10	1,048,767.27	0.40	5.27	635	104,877	102.69
125.01 to 130.00	1	267,154.52	0.10	7.50	556	267,155	83.49
140.01 to 150.00	1	94,417.07	0.04	7.00	783	94,417	143.06
150.01 or greater	6	779,764.53	0.30	9.12	656	129,961	188.32
Total:	3,464	$259,215,633.86	100.00%	7.16%	666	$74,831	70.12%

The weighted average Original Loan-to-Value Ratio of the Mortgage Loans with Loan-to-Value Ratios is approximately 82.27%.

Current Loan-to-Value Ratios of the Mortgage Loans
			Percent of
Current	Number of	Aggregate	Aggregate	Weighted	Weighted
Loan-to-Value	Mortgage	Principal	Principal	Average	Average	Average	Current
Ratios (%)	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
Not Available	6	$438,947.34	0.17%	7.20%	720	$73,158	0.00%
2.51 to 10.00	47	733,457.28	0.28	6.75	708	15,605	7.49
10.01 to 20.00	165	2,830,667.34	1.09	7.28	725	17,156	16.10
20.01 to 30.00	257	7,584,498.87	2.93	7.20	732	29,512	25.37
30.01 to 40.00	298	14,215,953.55	5.48	7.15	691	47,705	35.32
40.01 to 50.00	226	14,659,978.63	5.66	6.73	688	64,867	45.55
50.01 to 60.00	477	32,640,713.60	12.59	6.80	677	68,429	55.60
60.01 to 70.00	503	46,630,786.38	17.99	6.89	678	92,705	65.17
70.01 to 80.00	531	56,273,887.27	21.71	7.06	667	105,977	75.75
80.01 to 90.00	502	44,509,282.29	17.17	7.70	647	88,664	86.12
90.01 to 95.00	290	23,547,463.96	9.08	7.55	618	81,198	92.79
95.01 to 100.00	109	10,285,523.95	3.97	7.34	645	94,363	97.42
100.01 to 105.00	21	1,665,134.35	0.64	7.41	659	79,292	102.61
105.01 to 110.00	14	1,261,318.01	0.49	7.15	656	90,094	106.83
110.01 to 115.00	6	778,405.88	0.30	6.29	658	129,734	112.91
115.01 to 120.00	5	429,891.55	0.17	9.17	625	85,978	117.11
120.01 to 125.00	3	149,172.87	0.06	8.49	606	49,724	122.53
140.01 to 150.00	1	94,417.07	0.04	7.00	783	94,417	143.06
150.01 or greater	3	486,133.67	0.19	8.94	706	162,045	244.23
Total:	3,464	$259,215,633.86	100.00%	7.16%	666	$74,831	70.12%

As of the Cut-off Date, the weighted average Current Loan-to-Value Ratio of the Mortgage Loans is approximately 70.12%.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] MERRILL LYNCH	COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL ASSET TRUST, SERIES 2003-D CONFORMING COLLATERAL SUMMARY

Delinquency Status of the Mortgage Loans
			Percent of
	Number of	Aggregate	Aggregate	Weighted	Weighted
	Mortgage	Principal	Principal	Average	Average	Average	Current
Delinquency Status	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
0 to 29	3,464	$259,215,633.86	100.00%	7.16%	666	$74,831	70.12%
Total:	3,464	$259,215,633.86	100.00%	7.16%	666	$74,831	70.12%

Number of 30-Day Delinquencies of the Mortgage Loans
			Percent of
	Number of	Aggregate	Aggregate	Weighted	Weighted
Number of 30-Day	Mortgage	Principal	Principal	Average	Average	Average	Current
Delinquencies	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
0	2,587	$193,649,323.88	74.71%	7.07%	691	$74,855	69.21%
1	308	22,792,657.68	8.79	7.40	626	74,002	74.87
2	124	9,926,752.94	3.83	7.31	620	80,054	73.90
3	77	5,540,997.81	2.14	7.50	597	71,961	71.43
4	76	5,114,507.87	1.97	7.06	558	67,296	74.18
5	65	4,982,031.00	1.92	7.50	584	76,647	70.57
6	50	4,260,454.86	1.64	7.01	555	85,209	75.23
7	31	2,695,223.16	1.04	8.15	577	86,943	73.09
8	31	2,224,837.91	0.86	7.85	544	71,769	69.89
9	41	2,640,364.04	1.02	7.64	561	64,399	66.02
10	34	2,433,862.12	0.94	8.15	575	71,584	71.56
11	20	1,487,004.65	0.57	7.44	553	74,350	62.78
12	20	1,467,615.94	0.57	7.76	581	73,381	61.55
Total:	3,464	$259,215,633.86	100.00%	7.16%	666	$74,831	70.12%

Number of 60-Day Delinquencies of the Mortgage Loans
			Percent of
	Number of	Aggregate	Aggregate	Weighted	Weighted
Number of 60-Day	Mortgage	Principal	Principal	Average	Average	Average	Current
Delinquencies	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
0	3,196	$237,237,735.88	91.52%	7.12%	675	$74,230	70.02%
1	106	8,175,005.58	3.15	7.67	588	77,123	73.06
2	66	6,109,231.46	2.36	7.53	576	92,564	70.21
3	40	3,156,984.73	1.22	7.79	550	78,925	71.61
4	21	1,686,035.39	0.65	7.86	548	80,287	69.04
5	17	1,251,008.63	0.48	7.77	574	73,589	69.36
6	11	924,004.59	0.36	7.00	537	84,000	68.79
7	3	230,313.86	0.09	7.68	548	76,771	72.51
8	2	308,165.96	0.12	5.96	547	154,083	55.24
9	2	137,147.78	0.05	9.39	561	68,574	92.21
Total:	3,464	$259,215,633.86	100.00%	7.16%	666	$74,831	70.12%

Number of 90-Day Delinquencies of the Mortgage Loans
			Percent of
	Number of	Aggregate	Aggregate	Weighted	Weighted
Number of 90-Day	Mortgage	Principal	Principal	Average	Average	Average	Current
Delinquencies	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
0	3,374	$251,833,460.16	97.15%	7.16%	670	$74,639	70.08%
1	56	4,800,478.19	1.85	7.26	551	85,723	70.50
2	19	1,479,676.89	0.57	7.18	548	77,878	71.67

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] MERRILL LYNCH	COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL ASSET TRUST, SERIES 2003-D CONFORMING COLLATERAL SUMMARY

3	15	1,102,018.62	0.43	7.29	539	73,468	74.15
Total:	3,464	$259,215,633.86	100.00%	7.16%	666	$74,831	70.12%

Original Terms to Maturity of the Mortgage Loans
			Percent of
Original Terms	Number of	Aggregate	Aggregate	Weighted	Weighted
to Maturity	Mortgage	Principal	Principal	Average	Average	Average	Current
(in months)	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
4 to 59	21	$1,585,705.63	0.61%	7.53%	674	$75,510	76.33%
60 to 119	98	5,299,911.57	2.04	8.41	660	54,081	80.94
120 to 179	146	6,580,198.68	2.54	8.31	667	45,070	64.89
180 to 239	317	19,206,293.05	7.41	7.77	680	60,588	59.29
240 to 299	137	7,477,833.94	2.88	7.54	666	54,583	71.44
300 to 359	246	17,511,634.42	6.76	7.15	696	71,186	69.82
360 to 419	2,497	201,350,366.80	77.68	7.02	662	80,637	70.96
420 to 479	1	56,742.36	0.02	7.13	563	56,742	96.17
480	1	146,947.41	0.06	7.00	644	146,947	69.97
Total:	3,464	$259,215,633.86	100.00%	7.16%	666	$74,831	70.12%

As of the Cut-off Date, the weighted average original term to maturity of the Mortgage Loans is approximately 330 months.

Remaining Terms to Maturity of the Mortgage Loans as of the Cut-off Date
			Percent of
Remaining Terms	Number of	Aggregate	Aggregate	Weighted	Weighted
to Maturity	Mortgage	Principal	Principal	Average	Average	Average	Current
(in months)	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
1 to 59	446	$10,027,493.41	3.87%	7.90%	697	$22,483	55.88%
60 to 119	371	13,640,220.95	5.26	8.46	680	36,766	53.21
120 to 179	791	43,897,288.97	16.93	6.55	681	55,496	60.17
180 to 239	345	32,882,806.99	12.69	6.98	689	95,312	62.66
240 to 299	580	58,052,917.41	22.40	7.21	665	100,091	67.77
300 to 359	921	100,195,925.02	38.65	7.20	649	108,790	81.92
360 to 370	10	518,981.11	0.20	9.29	631	51,898	92.28
Total:	3,464	$259,215,633.86	100.00%	7.16%	666	$74,831	70.12%

As of the Cut-off Date, the weighted average remaining term to maturity of the Mortgage Loans with known remaining terms is approximately 247 months.

Seasoning of the Mortgage Loans as of the Cut-off Date
			Percent of
	Number of	Aggregate	Aggregate	Weighted	Weighted
Seasoning	Mortgage	Principal	Principal	Average	Average	Average	Current
(in months)	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
0 to 59	1,423	$129,835,277.71	50.09%	7.40%	651	$91,241	80.35%
60 to 119	654	59,119,496.94	22.81	7.19	667	90,397	65.72
120 to 179	379	36,377,557.78	14.03	7.10	700	95,983	57.24
180 to 239	608	29,337,494.99	11.32	5.92	695	48,252	55.19
240 to 299	96	1,826,119.30	0.70	8.80	667	19,022	44.50
300 to 358	304	2,719,687.14	1.05	8.60	707	8,946	28.56
Total:	3,464	$259,215,633.86	100.00%	7.16%	666	$74,831	70.12%

As of the Cut-off Date, the weighted average seasoning of the Mortgage Loans is approximately 83 months.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] MERRILL LYNCH	COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL ASSET TRUST, SERIES 2003-D CONFORMING COLLATERAL SUMMARY

Geographic Distribution of the Mortgaged Properties
			Percent of
	Number of	Aggregate	Aggregate	Weighted	Weighted
Geographic	Mortgage	Principal	Principal	Average	Average	Average	Current
Distribution	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
Alabama	105	$6,789,464.04	2.62%	7.56%	695	$64,662	91.71%
Alaska	2	265,829.43	0.10	6.36	544	132,915	82.27
Arizona	70	4,829,392.05	1.86	6.98	656	68,991	74.02
Arkansas	17	586,037.72	0.23	8.70	626	34,473	77.45
California	341	42,941,567.23	16.57	6.42	673	125,928	66.70
Colorado	48	6,924,513.57	2.67	7.25	707	144,261	79.62
Connecticut	41	4,088,841.60	1.58	6.53	648	99,728	71.92
Delaware	4	289,542.62	0.11	7.50	716	72,386	82.78
District of Columbia	8	992,602.26	0.38	8.32	679	124,075	65.79
Florida	363	19,329,184.50	7.46	7.54	661	53,248	64.37
Georgia	179	8,927,261.45	3.44	7.29	659	49,873	68.82
Hawaii	7	1,245,172.38	0.48	7.68	722	177,882	64.63
Idaho	4	266,873.63	0.10	7.39	641	66,718	68.78
Illinois	62	5,856,038.15	2.26	7.07	639	94,452	68.99
Indiana	48	3,265,116.76	1.26	6.60	635	68,023	74.57
Iowa	5	285,128.62	0.11	7.01	644	57,026	79.63
Kansas	14	563,620.24	0.22	7.43	696	40,259	66.77
Kentucky	11	776,033.26	0.30	6.38	678	70,548	74.00
Louisiana	115	4,299,291.59	1.66	6.10	685	37,385	57.19
Maine	2	167,674.94	0.06	6.68	613	83,837	85.07
Maryland	73	7,965,887.13	3.07	7.40	636	109,122	70.47
Massachusetts	52	6,328,924.62	2.44	7.16	670	121,710	66.16
Michigan	45	3,574,787.47	1.38	7.83	671	79,440	70.05
Minnesota	30	1,713,967.45	0.66	7.29	687	57,132	69.44
Mississippi	33	950,618.30	0.37	9.24	615	28,807	64.14
Missouri	21	1,258,585.05	0.49	6.89	671	59,933	87.83
Montana	2	51,212.64	0.02	7.04	739	25,606	60.84
Nebraska	3	151,958.82	0.06	7.30	735	50,653	77.25
Nevada	29	3,216,718.30	1.24	6.98	660	110,921	78.30
New Hampshire	22	2,071,365.33	0.80	6.79	676	94,153	79.24
New Jersey	183	20,469,116.02	7.90	6.35	668	111,853	66.83
New Mexico	10	534,217.03	0.21	8.30	626	53,422	74.33
New York	190	22,039,673.17	8.50	7.37	683	115,998	65.03
North Carolina	100	6,558,714.73	2.53	7.40	659	65,587	73.00
North Dakota	1	53,747.39	0.02	7.25	637	53,747	86.69
Ohio	64	3,868,088.29	1.49	6.60	667	60,439	87.90
Oklahoma	32	1,079,497.23	0.42	7.12	648	33,734	62.61
Oregon	25	2,502,175.83	0.97	7.21	697	100,087	75.08
Pennsylvania	170	9,930,881.27	3.83	7.11	639	58,417	73.82
Rhode Island	14	1,542,044.12	0.59	7.48	630	110,146	72.05
South Carolina	43	2,933,211.55	1.13	7.26	658	68,214	72.47
South Dakota	2	31,784.51	0.01	9.09	668	15,892	56.65
Tennessee	65	4,167,916.31	1.61	7.98	631	64,122	77.59
Texas	639	28,669,601.72	11.06	8.27	654	44,866	71.26
Utah	21	1,928,840.94	0.74	7.59	685	91,850	84.45
Virginia	109	8,767,417.66	3.38	7.34	674	80,435	67.18
Virgin Islands	1	120,532.52	0.05	5.88	0	120,533	61.81
Washington	24	3,009,891.90	1.16	7.02	692	125,412	74.75
West Virginia	3	103,484.90	0.04	6.45	736	34,495	68.45
Wisconsin	12	931,585.62	0.36	5.69	710	77,632	61.32
Total:	3,464	$259,215,633.86	100.00%	7.16%	666	$74,831	70.12%
No more than approximately 0.89% of the Mortgage Loans are secured by Mortgaged Properties location in any one zip code area.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] MERRILL LYNCH	COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL ASSET TRUST, SERIES 2003-D CONFORMING COLLATERAL SUMMARY

Loan Purpose of the Mortgage Loans
			Percent of
	Number of	Aggregate	Aggregate	Weighted	Weighted
	Mortgage	Principal	Principal	Average	Average	Average	Current
Loan Purpose	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
Purchase	2,427	$150,678,627.76	58.13%	7.31%	666	$62,084	72.13%
Rate/Term Refinance	618	68,003,341.13	26.23	6.53	660	110,038	69.30
Cashout Refinance	419	40,533,664.97	15.64	7.69	674	96,739	63.98
Total:	3,464	$259,215,633.86	100.00%	7.16%	666	$74,831	70.12%

Amortization Types of the Mortgage Loans
			Percent of
	Number of	Aggregate	Aggregate	Weighted	Weighted
Amortization	Mortgage	Principal	Principal	Average	Average	Average	Current
Type	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
Interest Only	29	$4,448,570.61	1.72%	6.32%	709	$153,399	78.57%
Balloon	108	8,223,420.11	3.17	8.44	657	76,143	79.10
Negative Amortization	74	3,933,764.85	1.52	5.51	677	53,159	56.50
Fully Amortizing	3,253	242,609,878.29	93.59	7.16	665	74,580	69.88
Total:	3,464	$259,215,633.86	100.00%	7.16%	666	$74,831	70.12%

Adjustment Type of the Mortgage Loans
			Percent of
	Number of	Aggregate	Aggregate	Weighted	Weighted
	Mortgage	Principal	Principal	Average	Average	Average	Current
Adjustment Type	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
Balloon	112	$8,946,267.74	3.45%	8.36%	660	$79,877	79.13%
GPM	1	43,549.89	0.02	9.50	627	43,550	77.08
Variable Rate	2	174,939.55	0.07	7.09	640	87,470	94.97
ARM	1,241	108,688,676.48	41.93	5.86	668	87,582	68.87
Fixed Rate	2,108	141,362,200.20	54.53	8.09	665	67,060	70.48
Total:	3,464	$259,215,633.86	100.00%	7.16%	666	$74,831	70.12%

Loan Type of the Mortgage Loans
			Percent of
	Number of	Aggregate	Aggregate	Weighted	Weighted
	Mortgage	Principal	Principal	Average	Average	Average	Current
Loan Type	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
FHA	208	$13,219,696.66	5.10%	6.64%	607	$63,556	88.72%
FHA Uninsured	47	2,831,906.79	1.09	8.19	597	60,253	80.39
VA	159	2,413,386.16	0.93	8.07	694	15,179	53.07
VA Uninsured	17	194,880.37	0.08	8.63	691	11,464	43.65
Conventional w/o PMI	2,077	153,859,728.12	59.36	6.88	674	74,078	62.11
Conventional w/ PMI	340	34,586,239.87	13.34	7.51	658	101,724	81.98
Conventional w/ LPMI	595	50,870,977.04	19.62	7.77	667	85,497	81.24
Contract for Deed	21	1,238,818.85	0.48	9.60	609	58,991	88.33
Total:	3,464	$259,215,633.86	100.00%	7.16%	666	$74,831	70.12%

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] MERRILL LYNCH	COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL ASSET TRUST, SERIES 2003-D CONFORMING COLLATERAL SUMMARY

Credit Scores of the Mortgage Loans
			Percent of
	Number of	Aggregate	Aggregate	Weighted	Weighted
	Mortgage	Principal	Principal	Average	Average	Average	Current
Credit Scores	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
Not Available	325	$21,337,878.63	8.23%	6.70%	0	$65,655	62.41%
407 to 439	1	27,472.13	0.01	10.50	407	27,472	80.80
440 to 479	10	722,637.41	0.28	6.88	471	72,264	90.70
480 to 519	160	9,934,994.48	3.83	7.73	500	62,094	74.50
520 to 539	146	10,291,809.46	3.97	7.71	530	70,492	75.30
540 to 559	156	10,670,577.79	4.12	7.94	549	68,401	71.71
560 to 579	195	14,102,535.40	5.44	7.61	569	72,321	73.85
580 to 599	183	13,458,933.96	5.19	7.63	590	73,546	74.76
600 to 619	182	15,087,360.16	5.82	7.38	608	82,898	75.35
620 to 639	214	16,845,226.34	6.50	7.27	629	78,716	70.04
640 to 659	200	18,808,414.82	7.26	7.22	650	94,042	77.47
660 to 679	205	17,761,558.58	6.85	7.39	670	86,642	77.28
680 to 699	241	21,780,150.25	8.40	7.00	690	90,374	73.61
700 to 719	225	17,167,481.40	6.62	6.97	709	76,300	71.15
720 to 739	186	14,275,551.48	5.51	6.77	729	76,750	69.30
740 to 759	229	15,712,413.17	6.06	6.99	750	68,613	66.70
760 to 779	197	14,429,812.48	5.57	6.91	770	73,248	63.04
780 to 799	231	17,248,458.20	6.65	6.61	790	74,669	59.66
800 to 819	121	6,527,094.53	2.52	6.86	809	53,943	53.01
820 to 839	57	3,025,273.19	1.17	6.56	827	53,075	51.13
Total:	3,464	$259,215,633.86	100.00%	7.16%	666	$74,831	70.12%

As of the Cut-off Date, the weighted average credit score of the Mortgage Loans with credit scores is approximately 666.

Mortgaged Property Type of the Mortgage Loans
			Percent of
	Number of	Aggregate	Aggregate	Weighted	Weighted
	Mortgage	Principal	Principal	Average	Average	Average	Current
Property Type	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
Single Family	2,860	$205,438,062.41	79.25%	7.13%	663	$71,831	68.85%
Condominium	285	20,311,229.10	7.84	7.03	686	71,267	71.61
2-4 Family	148	17,520,392.59	6.76	7.80	677	118,381	78.50
Planned Unit Development	101	11,188,234.38	4.32	6.81	659	110,775	76.81
Single Family (other)	59	3,857,655.71	1.49	7.94	662	65,384	78.87
Co-op	11	900,059.67	0.35	6.73	700	81,824	41.53
Total:	3,464	$259,215,633.86	100.00%	7.16%	666	$74,831	70.12%

Occupancy Types of the Mortgage Loans
			Percent of
	Number of	Aggregate	Aggregate	Weighted	Weighted
	Mortgage	Principal	Principal	Average	Average	Average	Current
Occupancy Types	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
Primary	2,972	$224,854,431.51	86.74%	7.09%	663	$75,658	69.18%
Investment	468	32,092,936.52	12.38	7.71	683	68,575	76.76
Second Home	24	2,268,265.83	0.88	6.70	726	94,511	69.48
Total:	3,464	$259,215,633.86	100.00%	7.16%	666	$74,831	70.12%

Documentation Levels of the Mortgage Loans
			Percent of
	Number of	Aggregate	Aggregate	Weighted	Weighted
Documentation	Mortgage	Principal	Principal	Average	Average	Average	Current
Levels	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
Full	2,108	$147,912,832.51	57.06%	6.93%	679	$70,167	64.72%
Stated	452	44,118,658.75	17.02	6.95	650	97,608	80.27
Limited	528	36,883,177.54	14.23	7.90	648	69,855	71.89

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] MERRILL LYNCH	COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL ASSET TRUST, SERIES 2003-D CONFORMING COLLATERAL SUMMARY

Alternative	308	24,707,967.28	9.53	7.70	652	80,221	81.13
No Income	32	3,288,677.57	1.27	7.61	665	102,771	80.19
No Income No Asset	36	2,304,320.21	0.89	7.85	641	64,009	62.27
Total:	3,464	$259,215,633.86	100.00%	7.16%	666	$74,831	70.12%
Original Prepayment Penalty Terms of the Mortgage Loans
			Percent of
	Number of	Aggregate	Aggregate	Weighted	Weighted
Original Prepayment	Mortgage	Principal	Principal	Average	Average	Average	Current
Penalty Terms	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
12 months	26	$2,945,883.11	1.14%	8.73%	632	$113,303	79.67%
24 months	42	6,321,950.57	2.44	8.53	643	150,523	80.09
No Prepayment Penalty	3,396	249,947,800.18	96.42	7.11	667	73,601	69.75
Total:	3,464	$259,215,633.86	100.00%	7.16%	666	$74,831	70.12%

Indices of the Adjustable Rate Mortgage Loans
			Percent of
	Number of	Aggregate	Aggregate	Weighted	Weighted
	Mortgage	Principal	Principal	Average	Average	Average	Current
Indices	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
1 Year CMT	906	$75,801,730.78	69.46%	5.46%	665	$83,666	69.45%
6 Month LIBOR	143	19,170,470.88	17.57	7.02	658	134,059	74.86
COFI	139	9,266,116.47	8.49	6.08	708	66,663	54.74
3 Year CMT	16	1,281,800.68	1.17	6.76	684	80,113	58.77
Prime	11	1,176,801.89	1.08	6.58	689	106,982	72.63
1 Month LIBOR	7	1,112,496.21	1.02	7.50	0	158,928	57.22
Unknown	7	469,306.51	0.43	7.46	622	67,044	67.29
5 Year CMT	3	395,513.92	0.36	8.28	653	131,838	81.95
30 Year CMT	3	178,310.38	0.16	6.06	726	59,437	60.92
Other	9	283,068.31	0.26	6.41	701	31,452	61.19
Total:	1,244	$109,135,616.03	100.00%	5.85%	668	$87,730	68.94%

Frequency of Mortgage Rate Adjustment of the Adjustable Rate Mortgage Loans
			Percent of
Frequency of	Number of	Aggregate	Aggregate	Weighted	Weighted
Mortgage Rate	Mortgage	Principal	Principal	Average	Average	Average	Current
Adjustment	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
1	19	$2,524,707.36	2.31%	6.37%	689	$132,879	62.33%
3	10	251,337.10	0.23	5.56	674	25,134	47.65
6	214	26,202,759.01	24.01	6.61	672	122,443	69.29
12	933	76,228,813.27	69.85	5.50	666	81,703	69.67
24	7	360,955.31	0.33	6.93	663	51,565	63.17
36	51	2,689,014.03	2.46	7.05	685	52,726	52.50
60	9	809,135.69	0.74	8.35	641	89,904	72.62
84	1	68,894.26	0.06	8.88	558	68,894	68.28
Total:	1,244	$109,135,616.03	100.00%	5.85%	668	$87,730	68.94%

Gross Margins of the Adjustable Rate Mortgage Loans
			Percent of
	Number of	Aggregate	Aggregate	Weighted	Weighted
	Mortgage	Principal	Principal	Average	Average	Average	Current
Gross Margins (%)	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
0.000 to 0.249	60	$1,760,847.50	1.61%	7.32%	672	$29,347	49.71%
0.250 to 0.999	1	272,000.00	0.25	4.75	758	272,000	80.00
1.000 to 1.999	14	816,240.37	0.75	6.79	687	58,303	63.66
2.000 to 2.999	883	81,935,534.01	75.08	5.44	669	92,792	67.81
3.000 to 3.999	206	13,262,050.10	12.15	6.14	683	64,379	70.72
4.000 to 4.999	10	1,093,213.46	1.00	6.56	626	109,321	78.07
5.000 to 5.999	27	4,891,550.00	4.48	8.30	673	181,169	83.30
6.000 to 6.999	24	3,081,136.10	2.82	8.69	603	128,381	73.34
7.000 to 7.990	19	2,023,044.49	1.85	8.64	640	106,476	73.95
Total:	1,244	$109,135,616.03	100.00%	5.85%	668	$87,730	68.94%

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] MERRILL LYNCH	COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL ASSET TRUST, SERIES 2003-D CONFORMING COLLATERAL SUMMARY

As of the Cut-off Date, the weighted average Gross Margin of the Adjustable Rate Mortgage Loans is approximately 3.00% per annum.

Maximum Mortgage Rates of the Adjustable Rate Mortgage Loans
			Percent of
Maximum	Number of	Aggregate	Aggregate	Weighted	Weighted
Mortgage	Mortgage	Principal	Principal	Average	Average	Average	Current
Rates (%)	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
Not Available	115	$6,042,345.85	5.54%	5.49%	686	$52,542	58.70%
8.50 to 8.99	2	272,756.15	0.25	6.46	689	136,378	79.07
9.00 to 9.99	8	1,131,460.79	1.04	4.84	717	141,433	80.59
10.00 to 10.99	39	5,376,080.91	4.93	5.32	663	137,848	74.20
11.00 to 11.99	98	11,718,724.98	10.74	5.76	667	119,579	74.46
12.00 to 12.99	291	35,746,379.40	32.75	5.37	650	122,840	74.04
13.00 to 13.99	185	18,126,092.71	16.61	5.92	697	97,979	64.24
14.00 to 14.99	164	12,666,014.13	11.61	6.27	674	77,232	65.72
15.00 to 15.99	121	8,761,936.50	8.03	7.20	673	72,413	68.55
16.00 to 16.99	115	4,537,988.61	4.16	6.25	675	39,461	55.20
17.00 to 17.99	69	2,849,979.06	2.61	6.99	657	41,304	58.05
18.00 to 18.99	24	1,465,944.44	1.34	6.35	619	61,081	67.21
19.00 to 19.99	4	52,861.61	0.05	5.31	766	13,215	44.28
20.00 to 20.99	4	171,529.53	0.16	7.63	693	42,882	54.32
21.00 to 21.99	3	120,422.93	0.11	7.02	737	40,141	70.88
22.00 to 22.99	1	33,778.31	0.03	4.60	685	33,778	42.76
24.00 to 24.00	1	61,320.12	0.06	8.88	509	61,320	64.55
Total:	1,244	$109,135,616.03	100.00%	5.85%	668	$87,730	68.94%

As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans with Maximum Mortgage Rate is approximately 13.24% per annum.

Minimum Mortgage Rates of the Adjustable Rate Mortgage Loans
			Percent of
Minimum	Number of	Aggregate	Aggregate	Weighted	Weighted
Mortgage	Mortgage	Principal	Principal	Average	Average	Average	Current
Rates (%)	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
Not Available	697	$50,730,529.46	46.48%	5.63%	684	$72,784	62.50%
0.50 to 0.99	1	190,613.28	0.17	5.50	697	190,613	97.80
1.00 to 1.99	5	370,873.00	0.34	6.63	548	74,175	87.05
2.00 to 2.99	293	37,462,908.81	34.33	5.32	655	127,860	75.15
3.00 to 3.99	69	5,872,864.60	5.38	6.31	685	85,114	82.57
4.00 to 4.99	17	1,010,574.14	0.93	5.30	697	59,446	61.12
5.00 to 5.99	19	1,860,122.27	1.70	7.73	683	97,901	74.37
6.00 to 6.99	40	2,433,711.43	2.23	6.84	653	60,843	68.78
7.00 to 7.99	50	4,492,142.38	4.12	7.52	663	89,843	65.08
8.00 to 8.99	29	2,815,993.53	2.58	8.40	644	97,103	76.01
9.00 to 9.99	8	743,625.82	0.68	9.30	570	92,953	72.05
10.00 to 10.99	12	756,593.12	0.69	10.57	618	63,049	64.46
11.00 to 11.95	4	395,064.19	0.36	11.36	555	98,766	64.12
Total:	1,244	$109,135,616.03	100.00%	5.85%	668	$87,730	68.94%

As of the Cut-off Date, the weighted average Minimum Mortgage Rate of the Adjustable Rate Mortgage Loans with Minimum Mortgage Rates is approximately 3.92% per annum.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] MERRILL LYNCH	COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL ASSET TRUST, SERIES 2003-D CONFORMING COLLATERAL SUMMARY

Months to Next Rate Adjustment of the Adjustable Rate Mortgage Loans
			Percent of
Months to	Number of	Aggregate	Aggregate	Weighted	Weighted
Next Rate	Mortgage	Principal	Principal	Average	Average	Average	Current
Adjustment	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
0	3	$446,939.55	0.41%	5.67%	712	$148,980	85.86%
1 to 6	650	54,023,140.83	49.50	5.69	670	83,113	65.06
7 to 12	424	34,892,912.07	31.97	5.41	653	82,295	70.98
13 to 18	40	4,568,261.66	4.19	7.16	682	114,207	67.23
19 to 24	48	6,357,438.01	5.83	8.18	672	132,447	77.62
25 to 30	30	1,852,394.44	1.70	7.16	695	61,746	81.58
31 to 36	7	696,804.00	0.64	5.12	704	99,543	56.47
37 to 42	4	250,200.32	0.23	7.92	540	62,550	77.34
43 to 48	2	413,430.13	0.38	7.49	701	206,715	84.42
49 to 54	16	2,486,340.16	2.28	5.82	710	155,396	78.50
55 to 60	8	1,321,124.01	1.21	6.31	673	165,141	84.40
115 to 117	12	1,826,630.85	1.67	5.98	707	152,219	77.31
Total:	1,244	$109,135,616.03	100.00%	5.85%	668	$87,730	68.94%

As of the Cut-off Date, the weighted average Months to Next Rate Adjustment of the Adjustable Rate Mortgage Loans is approximately 11 months.

Periodic Caps of the Adjustable Rate Mortgage Loans
			Percent of
	Number of	Aggregate	Aggregate	Weighted	Weighted
	Mortgage	Principal	Principal	Average	Average	Average	Current
Periodic Caps (%)	Loans	Balance	Balance	Coupon	FICO	Balance	LTV
Not Available	116	$6,752,389.10	6.19%	6.01%	692	$58,210	60.51%
0.500 to 0.500	9	253,694.79	0.23	7.01	631	28,188	52.56
0.501 to 0.750	5	362,731.67	0.33	6.10	726	72,546	51.31
0.751 to 1.000	345	41,235,897.09	37.78	6.11	643	119,524	77.08
1.251 to 1.500	121	5,501,979.69	5.04	6.53	677	45,471	60.96
1.751 to 2.000	638	54,500,149.20	49.94	5.56	684	85,423	64.93
2.251 to 2.500	2	41,422.34	0.04	7.28	542	20,711	43.06
2.501 to 2.750	1	7,215.51	0.01	7.50	766	7,216	20.62
2.751 to 3.000	5	444,875.17	0.41	7.07	625	88,975	58.83
5.751 to 6.000	1	13,716.30	0.01	3.50	709	13,716	32.66
7.251 to 7.500	1	21,545.17	0.02	3.63	0	21,545	59.03
Total:	1,244	$109,135,616.03	100.00%	5.85%	668	$87,730	68.94%

As of the Cut-off Date, the weighted average Periodic Cap of the Adjustable Rate Mortgage Loans with Periodic Caps is approximately 1.569% per annum.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] MERRILL LYNCH	COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL ASSET TRUST, SERIES 2003-D ADJUSTABLE RATE COLLATERAL SUMMARY

Mortgage Loan Characteristics

Aggregate Outstanding Principal Balance	$202,446,804
Aggregate Original Principal Balance	$237,505,242
Number of Mortgage Loans	1,520
	Minimum	Maximum	Average (1)
Original Principal Balance	$11,250	$1,450,000	$156,253
Outstanding Principal Balance	$2,563	$1,450,000	$133,189
	Minimum	Maximum	Weighted Average (2)
Original Term (mos)	4	480	343
Stated remaining Term (mos)	1	358	267
Loan Age (mos)	1	292	76
Current Interest Rate	2.950%	13.400%	6.129%
Initial Interest Rate Cap(3)	0.500%	6.000%	1.518%
Periodic Rate Cap(3)	0.500%	6.000%	1.518%
Gross Margin	0.000%	11.020%	3.203%
Maximum Mortgage Rate(3)	8.500%	24.000%	13.089%
Minimum Mortgage Rate(3)	0.500%	13.400%	4.065%
Months to Roll	0	116	29
Current Loan-to-Value	3.00%	219.99%	68.22%
Credit Score(3)	459	839	685
	Earliest	Latest
Maturity Date	08/01/03	05/01/33

	Percent of		Percent of
Lien Position	Mortgage Pool	Loan Purpose	Mortgage Pool
1st Lien	100.00%	Purchase	49.00%
		Rate/Term Refinance	32.27
Occupancy		Cashout Refinance	18.72
Primary	80.36%
Second Home	4.26	Property Type
Investment	15.38	Single Family	76.94%
		Single Family (other)	1.48
Year of Origination		Condominium	6.89
Prior to 1985	5.03%	2-4 Family	2.91
1985	3.06	Multi-Family (5+)	0.52
1986	1.29	Co-op	0.98
1987	3.92	Planned Unit Development	3.65
1988	3.82	Office	0.44
1989	3.24	Warehouse	0.05
1990	1.13	Retail	1.31
1991	1.26	Restaurant	0.53
1992	2.53	Mixed-Use	0.76
1993	7.67	Industrial	0.53
1994	2.27	Commercial (other)	1.98
1995	3.19	Hotel/Motel	1.02
1996	2.74	Total:	100.00%
1997	0.94
1998	3.56	Loan Type
1999	14.16	ARM	99.40%
2000	1.5	Balloon	0.52
2001	1.72	Variable Rate	0.08
2002	14.18
2003	22.79

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with values.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] MERRILL LYNCH	COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL ASSET TRUST SERIES 2003-D

Original Principal Balances of the Mortgage Loans
				Weighted	Weighted
Original Principal	Number of	Aggregate	Percent of Aggregate	Average	Average	Average	Current
Balances ($)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	FICO	Balance	LTV
11,250.00 to 49,999.99	289	$7,060,593.65	3.49%	6.50%	672	$24,431	60.12%
50,000.00 to 99,999.99	468	25,314,843.37	12.50	6.30	656	54,092	67.91
100,000.00 to 149,999.99	277	28,362,451.57	14.01	6.14	645	102,392	73.32
150,000.00 to 199,999.99	114	16,659,725.71	8.23	6.64	658	146,138	70.12
200,000.00 to 249,999.99	98	18,049,583.14	8.92	5.84	684	184,179	66.93
250,000.00 to 299,999.99	84	18,980,303.00	9.38	5.92	668	225,956	67.77
300,000.00 to 349,999.99	46	13,315,651.50	6.58	5.89	691	289,471	66.40
350,000.00 to 399,999.99	25	8,286,963.08	4.09	5.94	702	331,479	64.32
400,000.00 to 449,999.99	33	12,934,941.50	6.39	5.97	701	391,968	69.08
450,000.00 to 499,999.99	14	6,359,583.01	3.14	6.87	694	454,256	70.58
500,000.00 to 549,999.99	17	8,231,818.25	4.07	5.80	722	484,225	59.72
550,000.00 to 599,999.99	9	4,940,233.72	2.44	6.67	709	548,915	75.97
600,000.00 to 649,999.99	15	8,346,518.29	4.12	5.42	740	556,435	69.85
650,000.00 to 699,999.99	8	5,074,707.07	2.51	6.65	712	634,338	67.37
700,000.00 to 749,999.99	2	1,428,471.74	0.71	5.40	709	714,236	66.89
750,000.00 to 799,999.99	4	2,911,384.30	1.44	5.14	734	727,846	70.24
800,000.00 to 849,999.99	2	1,546,384.13	0.76	6.84	696	773,192	74.53
850,000.00 to 899,999.99	2	1,626,500.00	0.80	5.19	759	813,250	81.72
900,000.00 to 949,999.99	1	708,927.06	0.35	4.63	785	708,927	63.02
950,000.00 to 999,999.99	1	986,000.00	0.49	6.13	783	986,000	41.08
1,000,000.00 to 1,049,999.99	2	1,514,213.87	0.75	6.96	727	757,107	50.67
1,050,000.00 to 1,099,999.99	1	524,234.18	0.26	5.25	763	524,234	27.59
1,100,000.00 to 1,149,999.99	1	1,110,000.00	0.55	6.25	780	1,110,000	75.00
1,150,000.00 to 1,199,999.99	1	1,050,000.00	0.52	6.16	732	1,050,000	65.63
1,200,000.00 to 1,249,999.99	2	2,041,876.17	1.01	8.17	733	1,020,938	63.83
1,400,000.00 to 1,449,999.80	4	5,080,895.96	2.51	6.01	730	1,270,224	72.10
Total:	1,520	$202,446,804.27	100.00%	6.13%	685	$133,189	68.22%

As of the Cut-off Date, the average Original Principal Balance of the Mortgage Loans is approximately $156,253.

Principal Balances of the Mortgage Loans as of the Cut-off Date
				Weighted	Weighted
	Number of	Aggregate	Percent of Aggregate	Average	Average	Average	Current
Principal Balances ($)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	FICO	Balance	LTV
2,563.43 to 49,999.99	528	$15,978,239.30	7.89%	6.04%	687	$30,262	55.21%
50,000.00 to 99,999.99	367	26,874,946.19	13.28	6.28	655	73,229	69.66
100,000.00 to 149,999.99	222	27,680,619.20	13.67	6.21	643	124,687	73.85
150,000.00 to 199,999.99	105	18,048,992.85	8.92	6.34	672	171,895	66.54
200,000.00 to 249,999.99	85	18,937,021.23	9.35	5.59	673	222,788	67.48
250,000.00 to 299,999.99	55	14,926,726.37	7.37	6.43	671	271,395	73.37
300,000.00 to 349,999.99	31	10,162,838.07	5.02	5.75	696	327,833	66.04
350,000.00 to 399,999.99	30	11,324,876.43	5.59	6.39	673	377,496	65.55
400,000.00 to 449,999.99	20	8,434,808.43	4.17	5.98	729	421,740	70.49
450,000.00 to 499,999.99	21	9,959,230.40	4.92	6.17	710	474,249	66.68
500,000.00 to 549,999.99	10	5,257,591.90	2.60	6.53	741	525,759	57.50
550,000.00 to 599,999.99	13	7,601,742.70	3.75	5.79	724	584,749	75.67
600,000.00 to 649,999.99	6	3,793,286.14	1.87	6.37	713	632,214	77.13
650,000.00 to 699,999.99	8	5,317,131.12	2.63	6.00	724	664,641	62.45
700,000.00 to 749,999.99	5	3,652,981.81	1.80	5.83	745	730,596	71.48
750,000.00 to 799,999.99	2	1,569,500.00	0.78	5.31	733	784,750	80.55
800,000.00 to 849,999.99	2	1,651,289.82	0.82	5.15	764	825,645	61.33
850,000.00 to 899,999.99	2	1,736,713.97	0.86	4.42	739	868,357	68.00
950,000.00 to 999,999.99	1	986,000.00	0.49	6.13	783	986,000	41.08
1,000,000.00 to 1,049,999.99	1	1,000,000.00	0.49	4.88	681	1,000,000	62.50
1,050,000.00 to 1,099,999.99	1	1,050,000.00	0.52	6.16	732	1,050,000	65.63
1,100,000.00 to 1,149,999.99	1	1,110,000.00	0.55	6.25	780	1,110,000	75.00
1,150,000.00 to 1,199,999.99	1	1,196,836.35	0.59	10.88	668	1,196,836	74.80
1,300,000.00 to 1,349,999.99	1	1,325,212.18	0.65	5.13	674	1,325,212	49.96
1,400,000.00 to 1,449,999.80	2	2,870,219.81	1.42	7.12	752	1,435,110	85.66
Total:	1,520	$202,446,804.27	100.00%	6.13%	685	$133,189	68.22%
As of the Cut-off Date, the average Principal Balance of the Mortgage Loans is approximately $133,189.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] MERRILL LYNCH	COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL ASSET TRUST SERIES 2003-D

Mortgage Rates of the Mortgage Loans as of the Cut-off Date
				Weighted	Weighted
Mortgage	Number of	Aggregate	Percent of Aggregate	Average	Average	Average	Current
Rates (%)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	FICO	Balance	LTV
2.95 to 2.99	1	$210,123.74	0.10%	2.95%	721	$210,124	79.29%
3.00 to 3.99	61	6,005,215.26	2.97	3.79	729	98,446	61.21
4.00 to 4.99	311	38,738,272.88	19.14	4.52	683	124,560	64.97
5.00 to 5.99	493	70,947,883.08	35.05	5.40	692	143,911	67.84
6.00 to 6.99	288	40,019,267.65	19.77	6.33	705	138,956	69.77
7.00 to 7.99	135	15,788,571.28	7.80	7.47	661	116,952	69.40
8.00 to 8.99	117	15,934,872.97	7.87	8.52	674	136,195	76.50
9.00 to 9.99	59	8,164,202.85	4.03	9.58	609	138,376	69.25
10.00 to 10.99	27	3,782,534.40	1.87	10.69	666	140,094	69.20
11.00 to 11.99	17	1,934,996.57	0.96	11.39	648	113,823	54.61
12.00 to 12.99	10	892,195.57	0.44	12.36	590	89,220	60.95
13.00 to 13.40	1	28,668.02	0.01	13.40	536	28,668	81.91
Total:	1,520	$202,446,804.27	100.00%	6.13%	685	$133,189	68.22%
As of the Cut-off Date, the weighted average Mortgage Rate of the Mortgage Loans is approximately 6.13% per annum.

Original Loan-to-Value Ratios of the Mortgage Loans
Original				Weighted	Weighted
Loan-to-Value	Number of	Aggregate	Percent of Aggregate	Average	Average	Average	Current
Ratios (%)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	FICO	Balance	LTV
9.63 to 10.00	1	$12,625.30	0.01%	7.25%	604	$12,625	5.26%
10.01 to 20.00	4	574,736.48	0.28	5.70	731	143,684	13.65
20.01 to 30.00	9	1,532,713.60	0.76	5.78	744	170,302	23.26
30.01 to 40.00	18	2,475,108.05	1.22	5.91	745	137,506	36.87
40.01 to 50.00	55	11,063,015.90	5.46	6.76	706	201,146	43.73
50.01 to 60.00	81	17,058,730.85	8.43	6.72	690	210,602	52.65
60.01 to 70.00	140	21,442,196.96	10.59	6.37	705	153,159	58.39
70.01 to 80.00	451	73,087,883.22	36.10	6.02	699	162,057	68.21
80.01 to 90.00	309	32,198,505.57	15.90	6.26	670	104,202	75.08
90.01 to 95.00	198	12,166,455.37	6.01	5.70	655	61,447	75.09
95.01 to 100.00	176	21,119,254.82	10.43	5.97	653	119,996	86.99
100.01 to 105.00	29	2,907,153.19	1.44	5.60	641	100,247	88.01
105.01 to 110.00	16	2,100,849.41	1.04	5.00	662	131,303	92.54
110.01 to 115.00	14	1,756,149.06	0.87	5.11	626	125,439	86.75
115.01 to 120.00	8	1,339,720.05	0.66	5.07	599	167,465	82.06
120.01 to 125.00	8	986,028.24	0.49	4.67	646	123,254	102.18
140.01 to 150.00	2	499,184.90	0.25	5.01	693	249,592	94.25
150.01 or greater	1	126,493.30	0.06	8.50	754	126,493	219.99
Total:	1,520	$202,446,804.27	100.00%	6.13%	685	$133,189	68.22%
The weighted average Original Loan-to-Value Ratio of the Mortgage Loans with Loan-to-Value Ratios is approximately 77.99%.
Current Loan-to-Value Ratios of the Mortgage Loans
Current				Weighted	Weighted
Loan-to-Value	Number of	Aggregate	Percent of Aggregate	Average	Average	Average	Current
Ratios (%)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	FICO	Balance	LTV
3.00 to 10.00	23	$386,786.45	0.19%	5.22%	736	$16,817	8.00%
10.01 to 20.00	32	1,484,984.15	0.73	5.63	727	46,406	15.89
20.01 to 30.00	43	4,013,436.46	1.98	5.95	746	93,336	26.02
30.01 to 40.00	92	7,209,907.13	3.56	5.51	711	78,369	36.20
40.01 to 50.00	138	18,230,502.52	9.01	5.82	714	132,105	46.17
50.01 to 60.00	326	33,495,477.15	16.55	6.27	684	102,747	55.65
60.01 to 70.00	315	38,595,406.55	19.06	5.99	689	122,525	64.72
70.01 to 80.00	242	53,310,274.31	26.33	6.17	694	220,290	75.59
80.01 to 90.00	140	23,377,562.62	11.55	6.30	651	166,983	85.70
90.01 to 95.00	91	10,817,564.87	5.34	6.46	614	118,874	92.77
95.01 to 100.00	48	8,107,616.58	4.00	6.29	689	168,909	98.46
100.01 to 105.00	10	1,292,058.39	0.64	6.85	678	129,206	102.53
105.01 to 110.00	11	1,141,235.10	0.56	6.44	660	103,749	107.03
110.01 to 115.00	6	741,859.87	0.37	5.95	669	123,643	113.35
115.01 to 120.00	2	115,638.82	0.06	8.75	617	57,819	117.30
150.01 or greater	1	126,493.30	0.06	8.50	754	126,493	219.99
Total:	1,520	$202,446,804.27	100.00%	6.13%	685	$133,189	68.22%
As of the Cut-off Date, the weighted average Current Loan-to-Value Ratio of the Mortgage Loans is approximately 68.22%.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] MERRILL LYNCH	COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL ASSET TRUST SERIES 2003-D

Delinquency Status of the Mortgage Loans
				Weighted	Weighted
	Number of	Aggregate	Percent of Aggregate	Average	Average	Average	Current
Delinquency Status	Mortgage Loans	Principal Balance	Principal Balance	Coupon	FICO	Balance	LTV
0 to 29	1520	$202,446,804.27	100.00%	6.13%	685	$133,189	68.22%
Total:	1,520	$202,446,804.27	100.00%	6.13%	685	$133,189	68.22%
Number of 30-Day Delinquencies of the Mortgage Loans
				Weighted	Weighted
Number of	Number of	Aggregate	Percent of Aggregate	Average	Average	Average	Current
30-Day Delinquencies	Mortgage Loans	Principal Balance	Principal Balance	Coupon	FICO	Balance	LTV
0	1,169	$164,462,627.69	81.24%	6.10%	702	$140,687	67.40%
1	122	16,875,232.95	8.34	6.26	663	138,322	73.61
2	52	4,818,177.37	2.38	5.92	610	92,657	69.66
3	32	2,969,937.08	1.47	6.70	591	92,811	74.81
4	30	2,656,710.09	1.31	5.56	545	88,557	75.08
5	25	2,474,345.47	1.22	6.87	583	98,974	68.96
6	24	2,976,474.89	1.47	7.15	557	124,020	69.70
7	6	617,379.99	0.30	5.51	547	102,897	81.75
8	16	1,148,647.31	0.57	7.13	555	71,790	67.43
9	12	1,050,832.63	0.52	5.12	552	87,569	65.55
10	8	608,880.40	0.30	6.00	581	76,110	68.30
11	13	1,155,168.48	0.57	5.89	549	88,859	62.98
12	11	632,389.92	0.31	5.89	582	57,490	57.40
Total:	1,520	$202,446,804.27	100.00%	6.13%	685	$133,189	68.22%

Number of 60-Day Delinquencies of the Mortgage Loans
				Weighted	Weighted
Number of	Number of	Aggregate	Percent of Aggregate	Average	Average	Average	Current
60-Day Delinquencies	Mortgage Loans	Principal Balance	Principal Balance	Coupon	FICO	Balance	LTV
0	1,407	$190,975,478.61	94.33%	6.11%	693	$135,732	68.03%
1	44	4,706,749.28	2.32	6.89	555	106,972	75.35
2	31	3,425,774.61	1.69	6.47	569	110,509	71.53
3	15	1,253,461.39	0.62	6.08	543	83,564	67.95
4	5	381,711.37	0.19	6.47	585	76,342	44.23
5	8	767,868.92	0.38	5.89	548	95,984	71.60
6	6	551,299.66	0.27	5.73	530	91,883	65.71
7	1	28,439.58	0.01	7.25	533	28,440	60.00
8	1	218,873.07	0.11	5.13	545	218,873	48.64
9	2	137,147.78	0.07	9.39	561	68,574	92.21
Total:	1,520	$202,446,804.27	100.00%	6.13%	685	$133,189	68.22%

Number of 90-Day Delinquencies of the Mortgage Loans
				Weighted	Weighted
Number of	Number of	Aggregate	Percent of Aggregate	Average	Average	Average	Current
90-Day Delinquencies	Mortgage Loans	Principal Balance	Principal Balance	Coupon	FICO	Balance	LTV
0	1,476	$198,352,862.92	97.98%	6.13%	688	$134,385	68.23%
1	28	2,745,890.72	1.36	6.22	554	98,068	66.92
2	11	912,950.75	0.45	6.85	534	82,996	67.71
3	5	435,099.88	0.21	5.84	535	87,020	69.83
Total:	1,520	$202,446,804.27	100.00%	6.13%	685	$133,189	68.22%

Original Terms to Maturity of the Mortgage Loans
Original Terms				Weighted	Weighted
to Maturity	Number of	Aggregate	Percent of Aggregate	Average	Average	Average	Current
(in months)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	FICO	Balance	LTV
4 to 59	2	$1,047,250.00	0.52%	5.12%	780	$523,625	86.74%
60 to 119	4	283,903.07	0.14	6.24	687	70,976	62.65
120 to 179	6	435,814.09	0.22	6.81	725	72,636	68.70
180 to 239	62	11,143,555.49	5.50	8.21	674	179,735	53.68
240 to 299	66	6,619,038.35	3.27	7.46	682	100,288	64.16
300 to 359	48	5,270,624.01	2.60	5.00	735	109,805	54.54
360 to 419	1,331	177,499,820.23	87.68	5.99	684	133,358	69.59
480 to 480	1	146,799.03	0.07	7.00	644	146,799	69.90
Total:	1,520	$202,446,804.27	100.00%	6.13%	685	$133,189	68.22%
As of the Cut-off Date, the weighted average original term to maturity of the Mortgage Loans is approximately 343 months.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] MERRILL LYNCH	COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL ASSET TRUST SERIES 2003-D

Remaining Terms to Maturity of the Mortgage Loans as of the Cut-off Date
Remaining Terms				Weighted	Weighted
to Maturity	Number of	Aggregate	Percent of Aggregate	Average	Average	Average	Current
(in months)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	FICO	Balance	LTV
1 to 59	38	$1,988,825.19	0.98%	5.20%	754	$52,338	64.30%
60 to 119	71	3,207,806.77	1.58	7.67	709	45,180	43.84
120 to 179	550	39,340,246.38	19.43	6.14	692	71,528	56.29
180 to 239	180	27,086,466.26	13.38	5.97	703	150,480	60.28
240 to 299	206	31,356,586.99	15.49	5.59	669	152,216	69.19
300 to 358	475	99,466,872.68	49.13	6.31	681	209,404	75.65
Total:	1,520	$202,446,804.27	100.00%	6.13%	685	$133,189	68.22%

As of the Cut-off Date, the weighted average remaining term to maturity of the Mortgage Loans with known remaining terms is approximately 267 months.

Seasoning of the Mortgage Loans as of the Cut-off Date
				Weighted	Weighted
Seasoning	Number of	Aggregate	Percent of Aggregate	Average	Average	Average	Current
(in months)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	FICO	Balance	LTV
1 to 59	550	$115,169,328.64	56.89%	6.53%	682	$209,399	73.89%
60 to 119	219	32,664,195.86	16.13	5.61	665	149,152	68.35
120 to 179	169	23,115,528.33	11.42	5.70	711	136,778	57.40
180 to 239	550	30,581,875.37	15.11	5.45	708	55,603	55.47
240 to 292	32	915,876.07	0.45	7.56	670	28,621	48.41
Total:	1,520	$202,446,804.27	100.00%	6.13%	685	$133,189	68.22%

As of the Cut-off Date, the weighted average seasoning of the Mortgage Loans is approximately 76 months.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] MERRILL LYNCH	COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL ASSET TRUST SERIES 2003-D

Geographic Distribution of the Mortgaged Properties
				Weighted	Weighted
	Number of	Aggregate	Percent of Aggregate	Average	Average	Average	Current
Geographic Location	Mortgage Loans	Principal Balance	Principal Balance	Coupon	FICO	Balance	LTV
Alabama	58	$5,084,622.36	2.51%	6.27%	733	$87,666	85.83%
Alaska	1	145,437.29	0.07	5.00	503	145,437	76.55
Arizona	24	3,082,941.71	1.52	6.36	643	128,456	78.96
Arkansas	5	1,175,384.34	0.58	7.47	780	235,077	61.19
California	234	39,776,625.98	19.65	5.71	677	169,986	67.77
Colorado	33	6,408,544.58	3.17	6.94	700	194,198	82.01
Connecticut	42	8,631,100.13	4.26	7.12	696	205,502	62.45
Delaware	1	20,447.83	0.01	4.63	726	20,448	53.81
District of Columbia	4	566,925.62	0.28	6.55	729	141,731	61.04
Florida	119	9,614,889.94	4.75	5.83	694	80,797	63.50
Georgia	74	5,606,376.66	2.77	6.40	673	75,762	72.30
Hawaii	2	212,909.85	0.11	4.83	564	106,455	78.14
Idaho	3	202,749.63	0.10	7.50	588	67,583	69.29
Illinois	31	5,218,983.06	2.58	6.49	683	168,354	71.04
Indiana	27	2,440,667.55	1.21	6.49	649	90,395	75.71
Kansas	4	778,110.22	0.38	5.05	680	194,528	54.25
Kentucky	8	590,968.05	0.29	5.74	675	73,871	70.86
Louisiana	110	4,713,057.36	2.33	6.14	684	42,846	57.34
Maine	2	177,243.39	0.09	5.90	622	88,622	87.79
Maryland	30	4,018,479.77	1.98	6.16	638	133,949	73.33
Massachusetts	51	10,240,149.59	5.06	6.44	688	200,787	69.01
Michigan	17	1,615,979.35	0.80	8.48	624	95,058	61.83
Minnesota	13	3,305,551.76	1.63	6.07	697	254,273	77.64
Mississippi	3	120,961.98	0.06	4.64	661	40,321	54.97
Missouri	13	921,084.50	0.45	6.21	677	70,853	92.88
Nebraska	1	47,836.49	0.02	7.99	638	47,836	62.13
Nevada	14	2,296,848.77	1.13	7.21	655	164,061	82.31
New Hampshire	13	1,701,222.08	0.84	7.01	647	130,863	75.26
New Jersey	111	20,559,489.85	10.16	5.63	691	185,221	68.04
New Mexico	2	115,626.98	0.06	6.95	623	57,813	76.69
New York	87	23,852,243.99	11.78	5.86	705	274,164	59.63
North Carolina	31	4,263,562.74	2.11	7.07	703	137,534	72.43
Ohio	44	3,644,285.57	1.80	5.90	662	82,825	71.99
Oklahoma	4	580,143.11	0.29	5.05	664	145,036	65.86
Oregon	8	984,503.97	0.49	5.92	696	123,063	70.24
Pennsylvania	51	6,014,751.90	2.97	6.36	643	117,936	72.67
Rhode Island	12	1,635,556.11	0.81	6.67	665	136,296	58.18
South Carolina	23	1,749,839.08	0.86	6.24	670	76,080	71.37
Tennessee	12	632,458.13	0.31	7.02	602	52,705	73.07
Texas	146	12,775,422.05	6.31	5.85	709	87,503	64.80
Utah	4	589,241.85	0.29	8.78	634	147,310	84.52
Vermont	2	479,424.77	0.24	8.58	628	239,712	72.77
Virginia	26	3,568,913.02	1.76	6.78	689	137,266	67.05
Virgin Islands	1	120,532.52	0.06	5.88	0	120,533	61.81
Washington	7	602,695.12	0.30	6.70	678	86,099	72.90
West Virginia	4	1,079,974.14	0.53	4.99	679	269,994	61.95
Wisconsin	8	482,039.53	0.24	4.90	734	60,255	56.49
Total:	1,520	$202,446,804.27	100.00%	6.13%	685	$133,189	68.22%
No more than approximately 1.14% of the Mortgage Loans are secured by Mortgaged Properties location in any one zip code area.

Loan Purpose of the Mortgage Loans
				Weighted	Weighted
	Number of	Aggregate	Percent of Aggregate	Average	Average	Average	Current
Loan Purpose	Mortgage Loans	Principal Balance	Principal Balance	Coupon	FICO	Balance	LTV
Purchase	982	$99,200,860.20	49.00%	5.97%	695	$101,019	69.32%
Rate/Term Refinance	340	65,338,589.07	32.27	5.77	674	192,172	69.54
Cashout Refinance	198	37,907,355.00	18.72	7.18	680	191,451	63.05
Total:	1,520	$202,446,804.27	100.00%	6.13%	685	$133,189	68.22%

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] MERRILL LYNCH	COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL ASSET TRUST SERIES 2003-D

Amortization Types of the Mortgage Loans
				Weighted	Weighted
	Number of	Aggregate	Percent of Aggregate	Average	Average	Average	Current
Amortization Types	Mortgage Loans	Principal Balance	Principal Balance	Coupon	FICO	Balance	LTV
Interest Only	100	$43,479,155.53	21.48%	5.79%	731	$434,792	70.30%
Negative Amortization	78	4,652,630.65	2.30	5.35	687	59,649	56.41
Fully Amortizing	1,342	154,315,018.09	76.22	6.25	671	114,989	67.99
Total:	1,520	$202,446,804.27	100.00%	6.13%	685	$133,189	68.22%

Adjustment Type of the Mortgage Loans
				Weighted	Weighted
	Number of	Aggregate	Percent of Aggregate	Average	Average	Average	Current
Adjustment Type	Mortgage Loans	Principal Balance	Principal Balance	Coupon	FICO	Balance	LTV
Balloon	2	$1,047,250.00	0.52%	5.12%	780	$523,625	86.74%
Variable Rate	2	169,417.71	0.08	7.06	642	84,709	91.80
ARM	1,516	201,230,136.56	99.40	6.13	685	132,738	68.10
Total:	1,520	$202,446,804.27	100.00%	6.13%	685	$133,189	68.22%

Loan Type of the Mortgage Loans
				Weighted	Weighted
	Number of	Aggregate	Percent of Aggregate	Average	Average	Average	Current
Loan Type	Mortgage Loans	Principal Balance	Principal Balance	Coupon	FICO	Balance	LTV
FHA	87	$8,677,780.82	4.29%	6.22%	590	$99,745	93.06%
VA	1	59,670.00	0.03	6.38	639	59,670	91.80
Conventional w/o PMI	1,380	186,175,645.12	91.96	6.11	691	134,910	66.50
Conventional w/ PMI	52	7,533,708.33	3.72	6.46	658	144,879	81.75
Total:	1,520	$202,446,804.27	100.00%	6.13%	685	$133,189	68.22%

Credit Scores of the Mortgage Loans
				Weighted	Weighted
	Number of	Aggregate	Percent of Aggregate	Average	Average	Average	Current
Credit Scores	Mortgage Loans	Principal Balance	Principal Balance	Coupon	FICO	Balance	LTV
Not Available	175	$14,900,650.79	7.36%	5.59%	0	$85,147	61.05%
459 to 479	4	410,769.60	0.20	6.17	470	102,692	94.39
480 to 519	60	5,419,893.55	2.68	6.47	502	90,332	76.05
520 to 539	62	5,141,105.14	2.54	6.71	529	82,921	73.41
540 to 559	50	5,951,009.80	2.94	6.54	548	119,020	69.98
560 to 579	59	6,322,383.52	3.12	6.48	569	107,159	74.19
580 to 599	60	7,159,519.77	3.54	6.78	590	119,325	69.66
600 to 619	93	12,584,637.71	6.22	6.72	610	135,319	68.80
620 to 639	94	11,533,450.06	5.70	6.55	629	122,696	66.72
640 to 659	100	13,674,069.99	6.75	6.20	649	136,741	72.80
660 to 679	75	13,662,412.09	6.75	6.78	672	182,165	75.57
680 to 699	103	18,482,066.16	9.13	5.87	689	179,438	71.39
700 to 719	91	12,790,676.50	6.32	6.14	707	140,557	70.42
720 to 739	94	14,933,585.68	7.38	5.75	730	158,868	70.96
740 to 759	108	18,322,135.45	9.05	5.95	750	169,649	70.34
760 to 779	91	14,375,662.12	7.10	5.65	770	157,974	59.38
780 to 799	120	18,447,366.49	9.11	5.94	788	153,728	64.10
800 to 819	56	6,154,861.23	3.04	5.90	810	109,908	51.79
820 to 839	25	2,180,548.62	1.08	4.89	828	87,222	46.59
Total:	1,520	$202,446,804.27	100.00%	6.13%	685	$133,189	68.22%

As of the Cut-off Date, the weighted average credit score of the Mortgage Loans with credit scores is approximately 685.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] MERRILL LYNCH	COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL ASSET TRUST SERIES 2003-D

Mortgaged Property Type of the Mortgage Loans
				Weighted	Weighted
Mortgaged	Number of	Aggregate	Percent of Aggregate	Average	Average	Average	Current
Property Type	Mortgage Loans	Principal Balance	Principal Balance	Coupon	FICO	Balance	LTV
Single Family	1,191	$155,752,842.81	76.94%	5.89%	684	$130,775	68.43%
Condominium	154	13,939,790.23	6.89	6.36	693	90,518	68.64
Planned Unit Development	49	7,396,209.21	3.65	6.18	673	150,943	72.34
2-4 Family	45	5,895,618.86	2.91	6.72	670	131,014	81.85
Commercial (other)	14	4,006,662.74	1.98	8.04	746	286,190	54.37
Single Family (other)	22	2,994,545.54	1.48	7.20	690	136,116	70.93
Retail	7	2,660,738.37	1.31	7.26	702	380,105	61.49
Hotel/Motel	3	2,070,980.36	1.02	9.00	702	690,327	65.34
Co-op	8	1,974,932.56	0.98	4.88	765	246,867	44.51
Mixed-Use	10	1,534,736.71	0.76	8.76	685	153,474	64.85
Industrial	3	1,082,639.53	0.53	9.55	617	360,880	62.81
Restaurant	6	1,078,918.60	0.53	8.00	609	179,820	55.16
Multi-Family (5+)	5	1,055,620.18	0.52	7.97	655	211,124	69.95
Office	2	896,853.77	0.44	8.04	607	448,427	62.21
Warehouse	1	105,714.80	0.05	4.50	793	105,715	42.29
Total:	1,520	$202,446,804.27	100.00%	6.13%	685	$133,189	68.22%

Occupancy Types of the Mortgage Loans
				Weighted	Weighted
	Number of	Aggregate	Percent of Aggregate	Average	Average	Average	Current
Occupancy Types	Mortgage Loans	Principal Balance	Principal Balance	Coupon	FICO	Balance	LTV
Primary	1,290	$162,680,815.52	80.36%	6.00%	678	$126,109	68.26%
Investment	210	31,132,348.79	15.38	6.82	712	148,249	68.25
Second Home	20	8,633,639.96	4.26	6.17	728	431,682	67.29
Total:	1,520	$202,446,804.27	100.00%	6.13%	685	$133,189	68.22%

Documentation Levels of the Mortgage Loans
				Weighted	Weighted
	Number of	Aggregate	Percent of Aggregate	Average	Average	Average	Current
Documentation Levels	Mortgage Loans	Principal Balance	Principal Balance	Coupon	FICO	Balance	LTV
Full	989	$99,039,705.58	48.92%	5.71%	685	$100,141	65.43%
Limited	185	48,499,321.77	23.96	6.17	720	262,158	66.98
Stated	261	42,316,632.06	20.90	6.69	652	162,133	73.73
Alternative	70	10,776,742.71	5.32	7.69	658	153,953	78.04
No Income	9	940,745.98	0.46	6.88	670	104,527	78.10
No Income No Asset	6	873,656.17	0.43	4.79	617	145,609	54.43
Total:	1,520	$202,446,804.27	100.00%	6.13%	685	$133,189	68.22%

Original Prepayment Penalty Terms of the Mortgage Loans
				Weighted	Weighted
Original Prepayment	Number of	Aggregate	Percent of Aggregate	Average	Average	Average	Current
Penalty Terms	Mortgage Loans	Principal Balance	Principal Balance	Coupon	FICO	Balance	LTV
12 months	14	$2,318,841.25	1.15%	8.07%	684	$165,632	74.76%
24 months	55	9,141,877.93	4.52	8.70	632	166,216	79.45
36 months	37	3,642,186.53	1.80	8.84	597	98,437	76.74
42 months	1	124,704.18	0.06	9.95	653	124,704	77.94
48 months	1	650,000.00	0.32	7.49	619	650,000	65.00
60 months	25	6,186,091.94	3.06	8.68	691	247,444	63.78
72 months	7	1,720,449.97	0.85	8.20	681	245,779	57.34
No Prepayment Penalty	1,380	178,662,652.47	88.25	5.80	690	129,466	67.65
Total:	1,520	$202,446,804.27	100.00%	6.13%	685	$133,189	68.22%

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] MERRILL LYNCH	COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL ASSET TRUST SERIES 2003-D

Indices of the Adjustable Rate Mortgage Loans
				Weighted	Weighted
	Number of	Aggregate	Percent of Aggregate	Average	Average	Average	Current
Indices	Mortgage Loans	Principal Balance	Principal Balance	Coupon	FICO	Balance	LTV
1 Year CMT	978	$107,004,227.70	0.53	0.06	677	$109,411	67.29%
6 Month LIBOR	288	65,376,315.80	32.29	6.70	694	227,001	73.83
Prime	55	13,074,539.26	6.46	8.49	673	237,719	61.44
COFI	147	11,925,531.75	5.89	5.83	719	81,126	54.74
3 Year CMT	17	1,577,276.60	0.78	6.67	698	92,781	58.94
1 Month LIBOR	8	1,219,871.12	0.60	7.52	499	152,484	60.06
Unknown	10	1,162,379.56	0.57	5.47	685	116,238	80.36
5 Year CMT	3	395,513.92	0.20	8.28	653	131,838	81.95
1 Year LIBOR	1	211,106.25	0.10	4.50	750	211,106	23.46
Other	13	500,042.31	0.25	6.17	695	38,465	60.50
Total:	1,520	$202,446,804.27	100.00%	6.13%	685	$133,189	68.22%

Frequency of Mortgage Rate Adjustment of the Adjustable Rate Mortgage Loans
Frequency				Weighted	Weighted
of Mortgage	Number of	Aggregate	Percent of Aggregate	Average	Average	Average	Current
Rate Adjustment	Mortgage Loans	Principal Balance	Principal Balance	Coupon	FICO	Balance	LTV
1	24	$4,472,914.41	2.21%	6.41%	739	$186,371	62.30%
3	10	251,337.10	0.12	5.56	674	25,134	47.65
6	383	78,768,228.76	38.91	6.73	693	205,661	71.02
12	1,032	114,398,095.88	56.51	5.67	679	110,851	66.96
24	7	360,955.31	0.18	6.93	663	51,565	63.17
36	54	3,317,242.86	1.64	6.83	682	61,430	54.13
60	9	809,135.69	0.40	8.35	641	89,904	72.62
84	1	68,894.26	0.03	8.88	558	68,894	68.28
Total:	1,520	$202,446,804.27	100.00%	6.13%	685	$133,189	68.22%

Gross Margins of the Adjustable Rate Mortgage Loans
				Weighted	Weighted
	Number of	Aggregate	Percent of Aggregate	Average	Average	Average	Current
Gross Margins (%)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	FICO	Balance	LTV
0.000 to 0.249	61	$1,874,028.50	0.93%	7.20%	670	$30,722	51.26%
0.250 to 0.999	2	377,714.80	0.19	4.68	768	188,857	69.45
1.000 to 1.999	18	2,506,498.59	1.24	7.12	738	139,250	63.29
2.000 to 2.999	1,020	146,636,447.68	72.43	5.49	694	143,761	67.40
3.000 to 3.999	216	18,046,622.75	8.91	6.28	693	83,549	68.48
4.000 to 4.999	17	3,578,739.91	1.77	7.09	643	210,514	69.54
5.000 to 5.999	55	11,114,337.92	5.49	8.45	661	202,079	76.76
6.000 to 6.999	52	9,075,730.49	4.48	8.84	636	174,533	68.41
7.000 to 7.999	32	3,197,741.78	1.58	9.00	625	99,929	75.87
8.000 to 8.999	36	4,048,853.08	2.00	10.00	613	112,468	74.67
9.000 to 9.999	10	1,939,134.62	0.96	10.76	635	193,913	72.03
11.000 to 11.020	1	50,954.15	0.03	10.35	528	50,954	72.79
Total:	1,520	$202,446,804.27	100.00%	6.13%	685	$133,189	68.22%

As of the Cut-off Date, the weighted average Gross Margin of the Adjustable Rate Mortgage Loans is approximately 3.17% per annum.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] MERRILL LYNCH	COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL ASSET TRUST SERIES 2003-D

Maximum Mortgage Rates of the Adjustable Rate Mortgage Loans
				Weighted	Weighted
Maximum	Number of	Aggregate	Percent of Aggregate	Average	Average	Average	Current
Mortgage Rates (%)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	FICO	Balance	LTV
No Maximum Rate	129	$11,424,927.19	5.64%	6.40%	719	$88,565	59.55%
8.00 to 8.99	2	272,756.15	0.13	6.46	689	136,378	79.07
9.00 to 9.99	8	1,200,645.99	0.59	4.52	717	150,081	78.41
10.00 to 10.99	77	23,685,506.93	11.70	5.61	710	307,604	73.27
11.00 to 11.99	125	25,373,986.89	12.53	5.91	699	202,992	70.97
12.00 to 12.99	325	51,836,932.38	25.61	5.34	664	159,498	72.21
13.00 to 13.99	225	34,822,519.82	17.20	5.85	706	154,767	64.34
14.00 to 14.99	195	20,653,407.38	10.20	6.74	678	105,915	64.61
15.00 to 15.99	166	16,529,950.18	8.17	7.86	655	99,578	66.51
16.00 to 16.99	132	8,104,489.21	4.00	7.33	671	61,398	62.38
17.00 to 17.99	84	4,751,642.83	2.35	8.22	655	56,567	60.97
18.00 to 18.99	34	3,048,978.53	1.51	7.49	658	89,676	71.52
19.00 to 19.99	8	325,341.88	0.16	11.51	609	40,668	66.48
20.00 to 20.99	5	200,197.55	0.10	8.46	671	40,040	58.27
21.00 to 21.99	3	120,422.93	0.06	7.02	737	40,141	70.88
22.00 to 22.99	1	33,778.31	0.02	4.60	685	33,778	42.76
24.00 to 24.00	1	61,320.12	0.03	8.88	509	61,320	64.55
Total:	1,520	$202,446,804.27	100.00%	6.13%	685	$133,189	68.22%
Min: 8.50000
Max: 24.00000

As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans with Maximum Mortgage Rate is approximately 13.09% per annum.

Minimum Mortgage Rates of the Adjustable Rate Mortgage Loans
				Weighted	Weighted
Minimum	Number of	Aggregate	Percent of Aggregate	Average	Average	Average	Current
Mortgage Rates (%)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	FICO	Balance	LTV
No Minimum Rate	757	$68,961,765.03	34.06%	5.67%	684	$91,099	62.70%
0.50 to 0.99	1	190,613.28	0.09	5.50	697	190,613	97.80
1.00 to 1.99	5	370,873.00	0.18	6.63	548	74,175	87.05
2.00 to 2.99	398	90,215,887.97	44.56	5.50	696	226,673	71.07
3.00 to 3.99	71	6,156,400.13	3.04	6.37	684	86,710	80.18
4.00 to 4.99	21	2,882,310.87	1.42	5.58	710	137,253	78.71
5.00 to 5.99	22	2,461,709.88	1.22	8.13	650	111,896	77.41
6.00 to 6.99	43	3,183,429.84	1.57	6.88	651	74,033	71.90
7.00 to 7.99	62	8,077,255.08	3.99	7.56	678	130,278	65.97
8.00 to 8.99	51	8,140,961.37	4.02	8.52	675	159,627	71.14
9.00 to 9.99	41	5,683,455.88	2.81	9.60	611	138,621	67.66
10.00 to 10.99	23	3,430,055.49	1.69	10.72	670	149,133	69.53
11.00 to 11.99	16	1,879,872.69	0.93	11.41	653	117,492	52.06
12.00 to 12.99	8	783,545.74	0.39	12.34	596	97,943	62.11
13.00 to 13.40	1	28,668.02	0.01	13.40	536	28,668	81.91
Total:	1,520	$202,446,804.27	100.00%	6.13%	685	$133,189	68.22%

As of the Cut-off Date, the weighted average Minimum Mortgage Rate of the Adjustable Rate Mortgage Loans with Minimum Mortgage Rates is approximately 4.07% per aannum.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] MERRILL LYNCH	COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL ASSET TRUST SERIES 2003-D

Months to Next Rate Adjustment of the Adjustable Rate Mortgage Loans
				Weighted	Weighted
Months to Next	Number of	Aggregate	Percent of Aggregate	Average	Average	Average	Current
Rate Adjustment	Mortgage Loans	Principal Balance	Principal Balance	Coupon	FICO	Balance	LTV
0	4	$1,216,667.71	0.60%	5.39%	761	$304,167	87.44%
1 to 6	748	81,833,088.83	40.42	5.85	679	109,403	65.48
7 to 12	457	46,552,531.62	22.99	5.46	673	101,865	67.57
13 to 18	59	8,196,669.77	4.05	7.56	668	138,927	71.09
19 to 24	95	16,378,040.28	8.09	8.80	641	172,400	68.39
25 to 30	33	2,572,507.49	1.27	7.55	661	77,955	75.40
31 to 36	10	831,622.49	0.41	5.56	691	83,162	64.13
37 to 42	4	250,200.32	0.12	7.92	540	62,550	77.34
43 to 48	3	670,394.98	0.33	7.78	683	223,465	86.15
49 to 54	24	4,975,540.61	2.46	5.97	702	207,314	79.20
55 to 60	8	2,747,596.31	1.36	7.16	690	343,450	77.91
73 to 78	1	581,552.53	0.29	5.63	766	581,553	71.80
109 to 114	21	13,290,394.12	6.56	5.93	733	632,876	70.80
115 to 116	53	22,349,997.21	11.04	5.93	731	421,698	70.80
Total:	1,520	$202,446,804.27	100.00%	6.13%	685	$133,189	68.22%

As of the Cut-off Date, the weighted average Months to Next Rate Adjustment of the Adjustable Rate Mortgage Loans is approximately 29 months.

Periodic Caps of the Adjustable Rate Mortgage Loans
				Weighted	Weighted
	Number of	Aggregate	Percent of Aggregate	Average	Average	Average	Current
Periodic Caps (%)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	FICO	Balance	LTV
No Caps	133	$13,102,354.17	6.47%	5.91%	719	$98,514	58.49%
0.500 to 0.500	9	253,694.79	0.13	7.01	631	28,188	52.56
0.501 to 0.750	5	362,731.67	0.18	6.10	726	72,546	51.31
0.751 to 1.000	487	87,137,468.96	43.04	6.33	676	178,927	74.35
1.251 to 1.500	138	7,700,735.86	3.80	7.54	671	55,802	64.76
1.751 to 2.000	738	93,286,946.10	46.08	5.85	691	126,405	64.32
2.251 to 2.500	2	41,422.34	0.02	7.28	542	20,711	43.06
2.501 to 2.750	1	7,215.51	0.00	7.50	766	7,216	20.62
2.751 to 3.000	6	540,518.57	0.27	7.50	594	90,086	59.70
5.751 to 6.000	1	13,716.30	0.01	3.50	709	13,716	32.66
Total:	1,520	$202,446,804.27	100.00%	6.13%	685	$133,189	68.22%

As of the Cut-off Date, the weighted average Periodic Cap of the Adjustable Rate Mortgage Loans with Periodic Caps is approximately 1.518% per annum.

Principal Balances of the Commercial, Multifamily and Mixed Use Loans as of the Cut-off Date
				Weighted	Weighted
	Number of	Aggregate	Percent of Aggregate	Average	Average	Average	Current
Principal Balances ($)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	FICO	Balance	LTV
14,899,67 to 49,999.99	1	$14,899.67	0.10%	6.25%	790	$14,900	16.20%
50,000.00 to 99,999.99	7	585,118.92	4.04	9.15	643	83,588	67.05
100,000.00 to 149,999.99	11	1,393,208.48	9.61	8.76	652	126,655	58.85
150,000.00 to 199,999.99	8	1,407,913.44	9.71	9.20	629	175,989	64.70
200,000.00 to 249,999.99	5	1,156,121.26	7.98	7.99	634	231,224	59.45
250,000.00 to 299,999.99	3	786,730.78	5.43	9.32	611	262,244	58.20
300,000.00 to 349,999.99	3	980,528.97	6.77	8.29	707	326,843	67.94
350,000.00 to 399,999.99	3	1,185,816.73	8.18	9.62	615	395,272	55.36
400,000.00 to 449,999.99	1	422,447.30	2.91	7.60	786	422,447	57.09
450,000.00 to 499,999.99	1	487,098.20	3.36	10.75	758	487,098	62.45
500,000.00 to 549,999.99	3	1,601,311.81	11.05	9.39	712	533,771	51.30
650,000.00 to 699,999.99	2	1,320,945.70	9.11	7.55	704	660,473	65.07
800,000.00 to 849,999.99	1	845,039.82	5.83	4.34	826	845,040	48.29
850,000.00 to 899,999.99	1	885,463.97	6.11	3.75	745	885,464	61.28
1,400,000.00 to 1,420,220.01	1	1,420,220.01	9.80	8.13	748	1,420,220	71.01
Total:	51	$14,492,865.06	100.00%	8.19%	691	$284,174	60.57%

As of the Cut-off Date, the average Principal Balance of the Commercial, Multifamily and Mixed Use Loans is approximately $284,174.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] MERRILL LYNCH	COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL ASSET TRUST SERIES 2003-D

Current Loan-to-Value Ratios of the Commercial, Multifamily and Mixed Use Loans
				Weighted	Weighted
Current	Number of	Aggregate	Percent of Aggregate	Average	Average	Average	Current
Loan-to-Value Ratios	Mortgage Loans	Principal Balance	Principal Balance	Coupon	FICO	Balance	LTV
16.20 to 20.00	1	$14,899.67	0.10%	6.25%	790	$14,900	16.20%
20.01 to 30.00	1	514,213.87	3.55	11.00	815	514,214	27.65
40.01 to 50.00	5	1,654,212.99	11.41	5.83	734	330,843	47.77
50.01 to 60.00	20	4,014,939.36	27.70	9.47	632	200,747	56.22
60.01 to 70.00	18	5,985,318.87	41.30	7.94	696	332,518	63.61
70.01 to 80.00	2	1,533,401.01	10.58	7.91	740	766,701	71.34
80.01 to 90.00	2	493,792.01	3.41	7.19	665	246,896	83.72
90.01 to 97.76	2	282,087.28	1.95	7.34	706	141,044	96.62
Total:	51	$14,492,865.06	100.00%	8.19%	691	$284,174	60.57%

As of the Cut-off Date, the weighted average Current Loan-to-Value Ratio of the Commercial, Multifamily and Mixed Use Loans is approximately 60.57%.

Geographic Distribution of the Mortgaged Properties - Commercial, Multifamily and Mixed Use Loans
				Weighted	Weighted
	Number of	Aggregate	Percent of Aggregate	Average	Average	Average	Current
Geogrpahic Location	Mortgage Loans	Principal Balance	Principal Balance	Coupon	FICO	Balance	LTV
Alabama	2	$1,077,616.32	7.44%	4.60%	733	$538,808	67.49%
Arkansas	2	1,093,393.00	7.54	7.60	786	546,697	62.03
California	9	2,690,617.80	18.57	6.96	722	298,958	54.18
Colorado	1	167,634.00	1.16	5.63	637	167,634	81.77
Connecticut	3	748,148.80	5.16	10.00	770	249,383	42.30
District of Columbia	1	123,100.86	0.85	9.63	616	123,101	61.55
Illinois	2	303,894.58	2.10	10.75	600	151,947	56.39
Kentucky	1	82,500.00	0.57	9.13	603	82,500	55.00
Louisiana	1	186,229.90	1.28	11.50	610	186,230	54.77
Massachusetts	4	506,821.96	3.50	6.22	633	126,705	57.13
Michigan	3	647,078.13	4.46	9.82	591	215,693	59.67
New Hampshire	2	363,400.00	2.51	9.23	608	181,700	57.43
New Jersey	4	880,959.50	6.08	10.13	628	220,240	55.66
New York	5	1,330,430.31	9.18	8.84	673	266,086	67.04
North Carolina	2	1,533,455.79	10.58	8.26	738	766,728	70.17
Ohio	1	318,000.00	2.19	8.50	651	318,000	54.83
Pennsylvania	3	1,283,000.00	8.85	8.47	618	427,667	63.89
Rhode Island	1	186,744.28	1.29	7.25	714	186,744	65.52
Texas	2	402,957.40	2.78	9.38	627	201,479	62.89
Virginia	2	566,882.43	3.91	10.59	741	283,441	62.64
Total:	51	$14,492,865.06	100.00%	8.19%	691	$284,174	60.57%
No more than approximatey 9.80% of the Mortgage Loans are secured by Mortgaged Properties location in any one zip code area.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] MERRILL LYNCH	COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL ASSET TRUST SERIES 2003-D

FOR ADDITIONAL INFORMATION PLEASE CALL:

Trading

Scott Soltas

(212) 449-3659

Charles Sorrentino

(212) 449-3659

Tracey Keegan

(212) 449-3659

Asset Backed Finance Group

Matt Whalen

(212) 449-0752

Paul Park

(212) 449-6380

Fred Hubert

(212) 449-5701

Ted Bouloukos

(212) 449-5029

Alan Chan

(212) 449-8140

Alice Chang

(212) 449-1701

Amanda de Zutter

(212) 449-0425

Research

Glenn Costello

(212) 449-4457

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.